McKee Nelson Draft No. 1

12/--/05

Exhibit 4.4

SALE AND SERVICING AGREEMENT

Dated as of ___________, 200__

among

_____________ MORTGAGE LOAN OWNER TRUST 200__-__
(Issuer)

HSI ASSET SECURITIZATION CORPORATION
(Depositor)

_____________________________
(Master Servicer)

and

_____________________________
(Indenture Trustee)

____________ MORTGAGE LOAN OWNER TRUST 200__-__
MORTGAGE LOAN ASSET BACKED NOTES

SERIES 200__-__

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions

1

Section 1.02

Other Definitional Provisions

27

ARTICLE II

CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01

Conveyance of the Mortgage Loans

27

Section 2.02

Ownership and Possession of Mortgage Loan Files

29

Section 2.03

Books and Records

29

Section 2.04

Delivery of Mortgage Loan Documents

30

Section 2.05

Acceptance by the Indenture Trustee of the Mortgage Loans; Certain

                                 Substitutions; Certification by the Custodian

31

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01

Representations and Warranties of the Depositor

33

Section 3.02

Representations and Warranties of the Transferor

35

Section 3.03

Representations, Warranties and Covenants of the Master Servicer

38

Section 3.04

Representations and Warranties Regarding Individual Mortgage Loans

39

Section 3.05

Purchase and Substitution

46

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01

Appointment and Duties of the Master Servicer

49

Section 4.02

Interim Servicer

52

Section 4.03

Powers of Attorney

52

Section 4.04

Filing of Continuation Statements

52

Section 4.05

Reports to the Securities and Exchange Commission

53

ARTICLE V

ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01

Collection Account and Note Payment Account

54

Section 5.01A

Claims Under Guaranty Policy

57

Section 5.02

Certificate Distribution Account

59

Section 5.03

Trust Accounts; Trust Account Property

60

Section 5.04

Allocation of Losses

62

Section 5.05

[The Pre-Funding Account

62

Section 5.06

[The Capitalized Interest Account

63

ARTICLE VI

STATEMENTS AND REPORTS; WITHHOLDING

Section 6.01

Statements

64

Section 6.02

Withholding

67

ARTICLE VII

GENERAL SERVICING PROCEDURES

Section 7.01

Servicing Advances

67

Section 7.02

Release of Mortgage Loan Files

67

Section 7.03

Servicing Compensation

68

Section 7.04

Statement as to Compliance and Financial Statements

68

Section 7.05

Independent Public Accountants’ Attestation

69

Section 7.06

Reports to the Indenture Trustee; Collection Account Statements.

70

Section 7.07

Financial Statements and Records of Servicer

70

ARTICLE VIII

(RESERVED)

ARTICLE IX

THE MASTER SERVICER

Section 9.01

Indemnification; Third Party Claims

70

Section 9.02

Merger or Consolidation of the Master Servicer

71

Section 9.03

Limitation on Liability of the Master Servicer and Others

72

Section 9.04

Master Servicer Not to Resign; Assignment

72

Section 9.05

[Reserved.]

72

Section 9.06

Relationship of Master Servicer to the Issuer and the Indenture Trustee

72

Section 9.07

Master Servicer May Own Securities

73

Section 9.08

Right to Examine Master Servicer Records

73

Section 9.09

Financial Statements

73

Section 9.10

Annual Statement as to Compliance.

74

Section 9.11

Annual Independent Public Accountant’s Servicing Report

74

ARTICLE X

DEFAULT

Section 10.01

Master Servicer Events of Default

75

Section 10.02

[Reserved].

77

Section 10.03

Waiver of Defaults

77

Section 10.04

Accounting Upon Termination of Master Servicer

77

ARTICLE XI

TERMINATION

Section 11.01

Termination

77

Section 11.02

Optional Termination

78

Section 11.03

Notice of Termination

78

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Acts of Noteholders

79

Section 12.02

Amendment

79

Section 12.03

Recordation of Agreement

80

Section 12.04

Duration of Agreement

80

Section 12.05

Governing Law

80

Section 12.06

Notices

80

Section 12.07

Severability of Provisions

81

Section 12.08

No Partnership

81

Section 12.09

Counterparts

81

Section 12.10

Successors and Assigns

81

Section 12.11

Headings

81

Section 12.12

Actions of Securityholders

81

Section 12.13

Reports to Rating Agencies

82

Section 12.14

Holders of the Residual Interest Certificates

82

Section 12.15

[Grant of Noteholder Rights to Securities Insurer

83

Section 12.16

[Third Party Beneficiary

83

Section 12.17

[Suspension and Termination of Securities Insurer’s Rights

83

EXHIBITS:

A

-

Mortgage Loan Schedule

B

-

Form of Servicer’s Monthly Remittance Report to Indenture Trustee

C

-

Form of Loan Liquidation Report

D

-

Form of Master Servicer Renewal Notice

E

-

Form of Standard Servicing Terms

[F

Form of Addition Notice]

This SALE AND SERVICING AGREEMENT is entered into effective as of _________, 200__, (this “Agreement”) among ______________ MORTGAGE LOAN OWNER TRUST 200__-__, a Delaware statutory trust (the “Issuer” or the “Trust”), HSI ASSET SECURITIZATION CORPORATION, a Delaware corporation, as Depositor (the “Depositor”), _______________________, a __________________, as Transferor (the “Transferor”), _______________________, a __________________, as Master Servicer (the “Master Servicer”) and ____________________, a _______________, as Indenture Trustee on behalf of the Noteholders (the “Indenture Trustee”).

W I T N E S S E T H:

In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Notes issued under the Indenture, the Residual Interest Certificates issued under the Owner Trust Agreement [and the Securities Insurer for issuing the Guaranty Policy]:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.  Unless otherwise specified, all calculations of interest described herein shall be made on the basis of the actual number of days elapsed during the related Interest Accrual Period and a 360-day year.

Accepted Servicing Procedures:  Servicing procedures that satisfy the following:  (a) meet at least the same standards the Servicer would follow in exercising reasonable care in servicing mortgage loans such as the Mortgage Loans held for its own account; (b) comply with applicable state and federal law; (c) comply with the provisions of the related Debt Instruments and Mortgages; and (d) give due consideration to the accepted standards of practice of prudent loan servicers that service mortgage loans comparable to the Mortgage Loans, including the terms set forth in the Standard Servicing Terms set forth herein as Exhibit E, and the reliance placed by [the Securities Insurer,] the Master Servicer and Securityholders on the Servicer for the servicing of the Mortgage Loans, but without regard to:

(a)

any relationship that the Servicer or any Affiliate of the Servicer may have with the related Obligor;

(b)

the ownership of any Notes or the Residual Interest Certificates by the Servicer or any Affiliate of the Servicer;

(c)

the Servicer’s obligation to make Servicing Advances; or

(d)

the Servicer’s right to receive compensation for its services hereunder with respect to any particular transaction.

Accrual Period:  With respect to the Notes and any Payment Date, the period commencing on the Payment Date preceding the month in which the related Payment Date occurs and ending on the day immediately preceding the related Payment Date, except in the case of the first Payment Date, which shall be the period commencing on the Closing Date and ending on the first Payment Date.

[Addition Notice:  With respect to each sale of Subsequent Mortgage Loans to the Trust pursuant to Section 2.01(a) of this Agreement, a notice from the Depositor substantially in the form of Exhibit [F] hereto delivered to the Issuer, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Administrator, the Servicer and the Rating Agencies.]

Administration Agreement:  The Administration Agreement, dated as of __________, 200__, by and among the Issuer, _______________________ and ________________________.

Affiliate:  With respect to any specified Person, any other Person controlling, controlled by, or under common control with such specified Person.  For the purposes of this definition, the term “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have corresponding meanings.

Agreement:  This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

Annual Loss Percentage:  With respect to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the twelve preceding Due Periods ending on the last day of the preceding Due Period and the denominator of which is the Pool Principal Balance as of the first day of the twelfth preceding Due Period.

Assignment of Mortgage:  With respect to each Mortgage Loan, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the related Mortgage Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

Available Collection Amount:  With respect to any Payment Date, an amount without duplication equal to the sum of:  (i) all amounts received on the Mortgage Loans or required to be paid by the Master Servicer, the Servicer or the Transferor during the related Due Period (exclusive of amounts not required to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof and amounts permitted to be withdrawn by the Indenture Trustee from the Collection Account pursuant to Section 5.01(b)(3) hereof); (ii) upon exercise of optional redemption of the Notes and termination of the Issuer pursuant to Section 11.02 hereof, the Termination Price; (iii) the Purchase Price paid for any Mortgage Loans purchased pursuant to Section 3.05 hereof prior to the related Determination Date and the Substitution Adjustment to be deposited in the Collection Account in connection with any substitution, in each case prior to the related Determination Date; [and (iv) for each Payment Date up to and including the Payment Date in [___], amounts payable from the Capitalized Interest Account in an amount equal to the Capitalized Interest Requirement for such Payment Date].  [For each Payment Date up to and including the Payment Date in [___], the Available Collection Amount shall include amounts payable from the Capitalized Interest Account in an amount equal to the Capitalized Interest Requirement for such Payment Date.]

Available Payment Amount:  With respect to any Payment Date, the Available Collection Amount deposited into the Note Payment Account, minus the amount of any Trust Fees and Expenses required to be paid from the Note Payment Account pursuant to Section 5.01(c)(i) hereof.

Business Day:  Any day other than (a) a Saturday or Sunday, or (b) a day on which the banking institutions are authorized or obligated by law or executive order to be closed in a city at any of the following locations:  (i) The City of New York, [(ii) where the Securities Insurer is located,] (iii) where the Corporate Trust Office of the Indenture Trustee is located, (iv) where the servicing operations of the Servicer are located or (v) where the master servicing operations of the Master Servicer are located.

Call Option Date:  The first Payment Date on which the Pool Principal Balance has declined to ___% or less of the Original Pool Principal Balance.

[Capitalized Interest Account:  The account created and maintained by the Indenture Trustee pursuant to Section [4.06].]

[Capitalized Interest Requirement:  With respect to any Payment Date to and including the Payment Date following the end of the Pre-Funding Period, an amount equal to the product of (i) the weighted average Mortgage Rate of the Mortgage Loans divided by 12, multiplied by (ii) the excess of (a) the balance in the Pre-Funding Account as of the Closing Date over (b) the aggregate Principal Balance of the Subsequent Mortgage Loans that will have a scheduled interest payment included in the related Available Collection Amount for such Payment Date.]

Certificate Distribution Account:  The account designated as such, established and maintained pursuant to Section 5.02 hereof.

Certificate Register:  The register established pursuant to Section 3.4 of the Owner Trust Agreement.

Certificateholder:  A holder of a Residual Interest Certificate.

Closing Date:  ___________, 200__.

Code:  The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

Collection Account:  The Eligible Account established and maintained by the Indenture Trustee pursuant to Section 5.01(a)(1) hereof.

Commission:  The United States Securities and Exchange Commission.

Compensating Interest:  With respect to any Due Period, the amount of the shortfall in the interest portion of the Monthly Payments due on Mortgage Loans that prepay in full or in part during the related month other than on the date the Monthly Payments were due.

Custodial Agreement:  The custodial agreement dated as of __________, 200__ by and among the Depositor, the Issuer, the Transferor, the Master Servicer, and ________________, a ____________________, as the custodian, providing for the retention of the Indenture Trustee’s Mortgage Loan Files by such custodian on behalf of the Owner Trust.

Custodian:  Any custodian [acceptable to the Securities Insurer and] appointed by the Indenture Trustee pursuant to the Custodial Agreement, which custodian shall not be affiliated with the Master Servicer, the Transferor, the Servicer or the Depositor.___________________, ________________ shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

Custodian’s Final Certification:  As defined in Section 1(c) of the Custodial Agreement.

Custodian’s Initial Certification:  As defined in Section 1(a) of the Custodial Agreement.

Custodian’s Updated Certification:  As defined in Section 1(c) of the Custodial Agreement.

Cut-Off Date:  The close of business on _____________, 200__.

Debt Instrument:  The mortgage note evidencing the indebtedness of an Obligor under a Mortgage Loan.

Defaulted Mortgage Loan:  With respect to any date of determination, any Mortgage Loan, including, without limitation, any Liquidated Mortgage Loan with respect to which any of the following has occurred as of the end of the preceding Due Period:  (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer has determined in good faith and in accordance with the Accepted Servicing Procedures that such Mortgage Loan is in default for a period in excess of 30 days or imminent default and that such default or imminent default involves the nonpayment of any Monthly Payment or a default which has or would have a material adverse affect on such Mortgage Loan.

Defective Mortgage Loan:  As defined in Section 3.05 hereof.

Deficiency Amount:  As of any Payment Date, the sum of (a) the amount by which (1) the Noteholders’ Interest Payment Amount for the Notes on such Payment Date less Relief Act Shortfalls for such Payment Date, exceeds (2) the Available Payment Amount for such Payment Date, and (b) the Noteholders’ Principal Deficiency Amount for such Payment Date.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced by one or more than one Qualified Substitute Mortgage Loan.

Delinquent:  A Mortgage Loan is “Delinquent” if any Monthly Payment due thereon is not made by the Due Date.  A Mortgage Loan shall be deemed to be “30 days Delinquent” if the delinquency remains uncured for ____ calendar months, but not three.  The determination of whether a Mortgage Loan is “60 days Delinquent,” “90 days Delinquent”, etc., shall be made in like manner.

Delivery:  When used with respect to Trust Account Property means the delivery of such Trust Account Property in a manner that results in the transferee having either the status of a perfected security interest free of any adverse claims or a holder in due course in accordance with the following:  (a) in the case of “certificated securities” or “uncertificated securities” (in either case as defined in Article 8 of the UCC), the applicable provisions of Article 8 of the UCC, and in the case of “instruments”, “accounts” or “general intangibles” (in either case as defined in Article 9 of the UCC), the applicable provisions of Article 9 of the UCC; or (b) in the case of book-entry securities governed by Federal law, the applicable provisions of Federal law.

Denomination:  With respect to a Note, the portion of the Original Note Principal Balance represented by such Note as specified on the face thereof.

Depositor:  HSI Asset Securitization Corporation, a Delaware corporation, and any successor thereto.

Determination Date:  With respect to any Payment Date, the _______ calendar day of the month in which such Payment Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

Due Date:  With respect to a Monthly Payment, the day of the month on which such Monthly Payment is due from the Obligor on a Mortgage Loan.

Due Period:  With respect to any Determination Date or Payment Date, the period beginning on the ____ day of the calendar month preceding the month in which the relevant Determination Date or Payment Date occurs, and ending on the ______ day of the month in which the relevant Determination Date or Payment Date occurs.

Eligible Account:  At any time, an account that is either:

(a)

A segregated account or accounts maintained with an institution that satisfies the following:  (1) whose deposits are insured by the FDIC; (2) whose unsecured and uncollateralized long-term debt obligations are then rated by each Rating Agency in one of their two highest short-term ratings; and (3) which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) an institution approved in writing by [the Securities Insurer and] each Rating Agency; or

(b)

A segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution that satisfies the following:  (1) is acceptable to [the Securities Insurer and] each Rating Agency; (2) has capital and surplus of not less than $100,000,000; and (3) is acting in its fiduciary capacity.

Eligible Servicer:  A Person that (i) has demonstrated the ability professionally and competently to service a portfolio of mortgage loans similar to the Mortgage Loans, (ii) has a net worth calculated in accordance with GAAP of at least $__________, and (iii) is acceptable to [the Securities Insurer and] each Rating Agency.

Excess Spread:  With respect to any Payment Date, the excess of (a) the Available Payment Amount over (b) the Regular Payment Amount.

Exchange Act:  The Securities and Exchange Act of 1934, as amended.

FDIC:  The Federal Deposit Insurance Corporation and any successor thereto.

FHLMC:  Federal Home Loan Mortgage Corporation and any successor thereto.

FNMA:  Federal National Mortgage Association and any successor thereto.

Foreclosed Loan:  As of any date of determination, any Mortgage Loan that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Issuer’s acceptance of the deed or other evidence of title to any related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Issuer of title to any related Mortgaged Property by operation of law.

Foreclosure Property:  Any real property securing a Foreclosed Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Mortgage Loan.

Form 10-K Certification:  As defined in Section 4.05(b).

GAAP:  Generally accepted accounting principles as in effect in the United States.

[Guaranty Insurance Premium:  The premium payable monthly that is specified in the Premium Letter.]

[Guaranty Policy:  That certain financial guaranty insurance policy for the Notes, number dated _________, 200__, and issued by the Securities Insurer to the Indenture Trustee and guaranteeing payment of any Insured Payment thereunder.]

Indemnification and Contribution Agreement:  The Indemnification and Contribution Agreement dated as of __________, 200__ by and among HSI Asset Securitization Corporation, the Depositor, HSBC Securities (USA) Inc., _______________________________ and _______________________________________.

Indenture:  The Indenture, dated as of ____________, 200__, between the Issuer and the Indenture Trustee.

Indenture Trustee:  _____________________, a __________________________, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

Indenture Trustee Fee:  As to any Payment Date, the one-twelfth (1/12) of the Indenture Trustee Fee Rate times the Pool Principal Balance as of the opening of business on the first day of the Due Period immediately preceding the calendar month of such Payment Date (or, with respect to the first Payment Date, the Original Pool Principal Balance).

Indenture Trustee Fee Rate:  __________% ( _____ basis points) per annum.

Indenture Trustee’s Mortgage Loan File:  As defined in Section 2.04 hereof.

Independent:  When used with respect to any specified Person, such Person (i) is in fact independent of the Transferor, the Servicer, the Master Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, any of the Transferor, the Servicer, the Master Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates and (iii) is not connected with any of the Transferor, the Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Transferor, the Servicer, the Depositor, [the Securities Insurer,] the Indenture Trustee or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any the securities issued by the Transferor, the Servicer, the Depositor or any of their respective Affiliates, as the case may be.

Independent Accountants:  A firm of nationally recognized certified public accountants that is in fact Independent, within the meaning of this Agreement and the Securities Act.

[Initial Mortgage Loan:  A Mortgage Loan that is conveyed to the Issuer pursuant to this Agreement on the Closing Date.  The Initial Mortgage Loans subject to this Agreement are identified on the Mortgage Loan Schedule annexed hereto as Exhibit A and have an aggregate Principal Balance as of the Cut-off Date of $_________.]

[Insurance Agreement:  The Insurance and Indemnity Agreement, dated as of _________, 200__, among [the Securities Insurer,] the Transferor, the Master Servicer, the Depositor and the Issuer.]

[Insured Payment:  With respect to the Guaranty Policy, as of any Payment Date (i) any Deficiency Amount and (ii) any Preference Amount.]

[Insured Securities:  Each of the Notes.]

Interest Reduction Amount:  As to any Payment Date, the sum of the Servicing Fee, the Master Servicer Fee, the Indenture Trustee Fee, [and the Guaranty Insurance Premium] payable with respect to such Payment Date or the related Interest Accrual Period or Due Period as applicable, provided that on any Payment Date on or after the Payment Date occurring in __________ 200__, the Interest Reduction Amount shall increase by an amount equal to one-twelfth of the product of ____ % and the aggregate Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Issuer:  _____________ Mortgage Loan Owner Trust 200__-__, a Delaware statutory trust.

Liquidated Mortgage Loan:  With respect to any date of determination, any Foreclosure Property or any Mortgage Loan in respect of which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Mortgage Loan or the related Foreclosure Property; provided, however, that in any event any Mortgage Loan or the related Foreclosure Property shall be deemed uncollectible and therefore be a Liquidated Mortgage Loan upon the earliest to occur of:  (i) the liquidation or disposition of such Mortgage Loan or the related Foreclosure Property; or (ii) the determination by the Servicer in accordance with the Accepted Servicing Procedures that there is no reasonable likelihood of (A) recovering an economically significant amount attributable to the outstanding interest and principal owing on such Mortgage Loan from either the related Mortgaged Property or the Obligor, in excess of (B) the costs and expenses to obtain such recovery (including without limitation any Servicing Advances), and in relation to (C) the expected timing of such recovery therefrom.

Liquidation Proceeds:  With respect to a Liquidated Mortgage Loan, any cash amounts received in connection with the liquidation or disposition of such Liquidated Mortgage Loan, whether through trustee’s sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Foreclosure Properties from Foreclosed Mortgage Loans and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b) hereof, in each case other than Property Insurance Proceeds and Released Mortgaged Property Proceeds.

Loan-to-Value Ratio:  With respect to any Mortgage Loan, the fraction, expressed as a percentage, (a) the numerator of which is the principal balance of such Mortgage Loan at origination and (b) the denominator of which is the value as determined pursuant to the Transferor’s underwriting guidelines of the related Mortgaged Property at the time of origination of such Mortgage Loan.

Majority Noteholders:  The holder or holders of in excess of [50]% of the Note Principal Balance of all the Notes.

Majority Residual Interestholders:  The holder or holders of more than [50]% of the Residual Interest.

Master Servicer:  _______________________, a _______________________, as Master Servicer hereunder, or any successor Master Servicer hereunder.

Master Servicer Compensation:  The Master Servicer Fee and other amounts to which the Master Servicer is entitled pursuant to Section 4.01(a) hereof.

Master Servicer Event of Default:  As described in Section 10.01 hereof.

Master Servicer Fee:  As to each Mortgage Loan (including any Mortgage Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Mortgage Loan), the fee payable monthly to the Master Servicer on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of _______ % (___ basis points) and (b) the Principal Balance of such Mortgage Loan as of the beginning of the immediately preceding Due Period.

Maturity Date:  With respect to the Notes, the Payment Date occurring in __________ 20___.

Monthly Advance:  As defined in Section 4.01(h) hereof.

Monthly Advance Reimbursement Amount:  With respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Mortgage Loan for which any Monthly Advances have been made, the amount of any such Monthly Advances that have not been reimbursed as of such date, including Nonrecoverable Monthly Advances.

Monthly Cut-Off Date:  The last day of any calendar month and, with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

Monthly Payment:  The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Mortgage Loan, as set forth in the related Debt Instrument.

Mortgage:  The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Mortgage Loan.

Mortgage Loan:  Any mortgage loan that is included in the Mortgage Loan Pool.  As applicable, a Mortgage Loan shall be deemed to refer to the related Debt Instrument, the Mortgage and any related Foreclosure Property, and shall include, among other items, all Monthly Payments with a Due Date after the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date].

[The term “Mortgage Loan” shall include any [Initial Mortgage Loan] and [Subsequent Mortgage Loan] listed on the Mortgage Loan Schedule, as amended from time to time.]

Mortgage Loan File:  As to each Mortgage Loan, the Indenture Trustee’s Mortgage Loan File and the Servicer’s Mortgage Loan File.

Mortgage Loan Interest Rate:  The annual rate of interest borne by a Debt Instrument, as shown on the related Mortgage Loan Schedule.

Mortgage Loan Pool:  The pool of Mortgage Loans conveyed to the Issuer pursuant to this Agreement on the Closing Date [(or, in the case of Subsequent Mortgage Loans, the related Transfer Date], together with the payments thereon and proceeds therefrom received after the applicable Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], as identified on the Mortgage Loan Schedule annexed hereto as Exhibit A.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement between the Transferor and the Depositor, dated as of __________, 200__.

Mortgage Loan Schedule:  The schedule of Mortgage Loans [(which may be amended from time to time to reflect the addition of Mortgage Loans (including the addition of any Subsequent Mortgage Loans) to, or the removal of Mortgage Loans from, the Trust Estate)] set forth on Exhibit A attached hereto, as amended or supplemented from time to time specifying, with respect to each Mortgage Loan, the following information:  (i) the Transferor’s Mortgage Loan number; (ii) the Obligor’s name and the street address; (iii) the current principal balance; (iv) the original principal amount with respect to any Mortgage Loan originated by the Transferor and the principal amount purchased by the Transferor with respect to a Mortgage Loan acquired by the Transferor subsequent to its origination; (v) any related Loan-to-Value Ratio as of the date of the origination of the related Mortgage Loan; (vi) the paid through date; (vii) whether the Mortgage Loan pays interest at a fixed rate or an adjustable rate; (viii) the current Mortgage Loan Interest Rate; (ix) if such Mortgage Loan has an adjustable Mortgage Loan Rate, (A) the initial rate reset date, (B) the frequency of the rate reset, (C) the initial periodic cap, (D) the subsequent periodic cap, (E) the margin, (F) the maximum lifetime rate and (G) the minimum lifetime rate; (x) the final maturity date under the Debt Instrument; (xi) the current Monthly Payment; (xii) the occupancy status of the Mortgaged Property, if any; and (xiii) the original term of the Debt Instrument.

Mortgaged Property:  The real property encumbered by the Mortgage that secures the Debt Instrument evidencing a Mortgage Loan.

Mortgaged Property States:  Each state in which any Mortgaged Property securing a Mortgage Loan is located as set forth in the Mortgage Loan Schedule.

Net Interest Rate:  As to any Payment Date, the annualized percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the positive difference, if any, between (x) the amount of all interest due on the Mortgage Loans during the related Due Period and (y) the Interest Reduction Amount and the denominator of which is the aggregate principal amount of the Notes immediately prior to such Payment Date.

Net Liquidation Proceeds:  With respect to any Payment Date, Liquidation Proceeds received during the related Due Period, net of any reimbursements to the Servicer or the Master Servicer, as the case may be, made from such amounts for the following:  (i) any unreimbursed Servicing Compensation or Master Servicing Compensation; and (ii) Servicing Advances (including Nonrecoverable Servicing Advances) made, and (iii) Monthly Advances (including Nonrecoverable Monthly Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation or liquidation of the related Liquidated Mortgage Loan or Foreclosure Property.

Net Loan Losses:  With respect to any Defaulted Mortgage Loan that is subject to a modification, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

Nonrecoverable Monthly Advance:  With respect to any Defaulted Mortgage Loan or any Foreclosure Property, any Monthly Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Property Insurance Proceeds or the Released Mortgaged Property Proceeds following the liquidation or disposition of such Defaulted Mortgage Loan or Foreclosure Property, as evidenced by an Officer’s Certificate delivered to the Indenture Trustee [and the Securities Insurer].

Nonrecoverable Servicing Advance:  With respect to any Defaulted Mortgage Loan or any Foreclosure Property, any Servicing Advance previously made and not reimbursed from late or other fee collections, Liquidation Proceeds, Property Insurance Proceeds or the Released Mortgaged Property Proceeds following the liquidation or disposition of such Defaulted Mortgage Loan or Foreclosure Property, as evidenced by an Officer’s Certificate delivered to the Indenture Trustee, the Master Servicer [and the Securities Insurer].

Note:  Any of the Notes issued pursuant to the Indenture.

Note Factor:  With respect to any date of determination, the Note Principal Balance divided by the Original Note Principal Balance.

Note Interest Rate:  As to any Payment Date, a per annum rate equal to the lesser of (i) One-Month LIBOR plus _____ %, provided that on any Payment Date after the Call Option Date, this rate shall be One-Month LIBOR plus _____ %; and (ii) the Net Interest Rate.

Note Payment Account:  The Eligible Account established and maintained pursuant to Section 5.01(a)(2) hereof.

Note Principal Balance:  As of any date of determination, the Original Note Principal Balance reduced by the sum of all amounts previously distributed in respect of principal of such Notes on all previous Payment Dates.

Note Redemption Amount:  As of any date of determination, an amount without duplication equal to the sum of (i) the then outstanding Note Principal Balance of all Notes plus all accrued and unpaid interest thereon including any unpaid Noteholders Interest Carry-Forward Amount, (ii) any Trust Fees and Expenses due and unpaid on such date, (iii) any Servicing Advance Reimbursement Amount [and Monthly Advance Reimbursement Amount and (iv) any due and unpaid Securities Insurer Reimbursement Amount].

Noteholder:  A holder of a Note.

Noteholders’ Interest Carry-Forward Amount:  With respect to any Payment Date, (A) if on the immediately preceding Payment Date the Note Interest Rate was limited pursuant to clause (ii) of the definition of “Note Interest Rate,” the excess, if any, of the amount of interest that would have accrued on the Notes for the immediately preceding Payment Date pursuant to clause (i) of the definition thereof, over the amount of interest that was due on the Notes for the immediately preceding Payment Date pursuant to clause (ii) of the definition thereof, plus (ii) any outstanding Noteholders’ Interest Carry-Forward Amount remaining unpaid from prior Payment Dates, together with interest thereon at the Note Interest Rate (without regard to clause (ii) thereof).

Noteholders’ Interest Payment Amount:  With respect to any Payment Date, the sum of the Noteholders’ Monthly Interest Payment Amount for such Payment Date and the Noteholders’ Interest Shortfall Amount for such Payment Date.

Noteholders’ Interest Shortfall Amount:  With respect to any Payment Date, the excess, if any, of (A) the Noteholders’ Monthly Interest Payment Amount for the preceding Payment Date plus any outstanding Noteholders’ Interest Shortfall Amount on such preceding Payment Date, over (B) the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Payment Date.

Noteholders’ Monthly Interest Payment Amount:  With respect to each Payment Date and the Notes, the interest accrued during the related Accrual Period at the Note Interest Rate on the Note Principal Balance of the Notes immediately preceding such Payment Date (or, in the case of the first Payment Date, beginning on the Closing Date) after giving effect to all payments of principal to the holders of the Notes on or prior to such preceding Payment Date.

Noteholders’ Principal Deficiency Amount:  (1) With respect to any Payment Date (other than as set forth in (2) below), the excess, if any, of (a) the Note Principal Balance as of such Payment Date (after giving effect to all payments of principal on such Payment Date, but without giving effect to any payments in respect of this Noteholders’ Principal Deficiency Amount to be made on such Payment Date), over (b) the Pool Principal Balance as of the end of the related Due Period; and [(2) with respect to the Maturity Date of the Notes or any Payment Date upon which the Securities Insurer has exercised its option to accelerate the Notes under the Indenture, the excess of (a) the Note Principal Balance (after giving effect to all payments of principal on such Payment Date, but without giving effect to any payments in respect of this Noteholders’ Principal Deficiency Amount to be made on such Payment Date), over (b) the Available Payment Amount remaining after the payment of the Noteholders’ Interest Payment Amount and the Regular Principal Payment Amount for such Payment Date].

Obligor:  Each obligor on a Debt Instrument.

[OC Trigger Increase Event:  With respect to any Payment Date, the occurrence of any of the following:  (1) the Six-Month Average Delinquency equals or exceeds ______ %; (2) the Annual Loss Percentage exceeds ___ %; or (3) cumulative Realized Losses as a percentage of the Original Pool Principal Balance, equal or exceed the following percentages based on the month of determination after the Closing Date:

Month of Determination	Cumulative Realized Losses
_____	_____ %
_____	_____ %
_____	_____ %
_____	_____ %
_____+	_____ %]

Officer’s Certificate:  A certificate delivered to the Indenture Trustee, the Depositor, the Servicer, the Master Servicer, [the Securities Insurer,] the Transferor or the Issuer signed by the President or a Vice President or an Assistant Vice President or other officer of the Indenture Trustee, the Depositor, the Servicer, the Master Servicer, [the Securities Insurer,] the Issuer or the Transferor, in each case, as required by this Agreement.

One-Month LIBOR:  With respect to each Accrual Period, as determined by the Indenture Trustee on the second Business Day preceding the beginning of such Accrual Period, on the basis of the offered rates of the Reference Bank for one-month U.S.  dollar deposits as such rates appear on the Telerate Screen Page 3750 as of 11:00 a.m.  (London time) on such LIBOR Determination Date.  As used in this paragraph, “business day” means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and “Reference Banks” means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Screen Page 3750 on the LIBOR Determination Date in question, (iii) which have been designated as such by the Indenture Trustee and (iv) not controlling, controlled by or under common control with the Issuer, the Depositor or the Transferor.

On each LIBOR Determination Date, One-Month LIBOR will be established by the Indenture Trustee as follows:

(a)

If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR shall be the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of such offered quotations.

(b)

If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR shall be the greater of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate.  The “Reserve Interest Rate” shall be the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S.  dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Indenture Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S.  dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such LIBOR Determination Date to leading European banks.

The establishment of One-Month LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee’s calculation of the Note Interest Rate for the related Accrual Period shall (in the absence of manifest error) be final and binding.

Opinion of Counsel:  A written opinion of counsel issued by counsel (a) who is acceptable to the Master Servicer, the Indenture Trustee, the Rating Agencies [and the Securities Insurer], and (b) who may be employed or retained by the Transferor, the Servicer, the Master Servicer, the Depositor, [the Securities Insurer] or any of their respective Affiliates.

[Original Capitalized Interest Amount:  $[        ].]

Original Note Principal Balance:  $____________.

Original Pool Principal Balance:  [$_____________, which is the Pool Principal Balance as of the Cut-Off Date.]  [With respect to the Mortgage Loans on the Closing Date, the sum of (i) the aggregate Pool Principal Balance for all such Initial Mortgage Loans as of _____________ and (ii) the Pre-Funding Amount.]

Outstanding:  As defined in the Indenture.

[Overcollateralization Amount:  With respect to any Payment Date, the amount equal to the excess of (A) the Pool Principal Balance as of the end of the preceding Due Period, over (B) the Note Principal Balance of the Notes (after giving effect to the payments made on such date pursuant to Section 5.01(d) and (e) hereof).  As of the Closing Date, the initial Overcollateralization Amount attributable to such excess shall be equal to zero.]

[Overcollateralization Deficiency Amount:  With respect to any Payment Date, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount prior to the application of Excess Spread on such Payment Date.]

[Overcollateralization Reduction Amount:  With respect to any Payment Date that occurs on or after the Stepdown Date, the lesser of (1) the excess, if any, of (a) the Overcollateralization Amount (assuming principal payments on the Notes on such Payment Date are equal to the Regular Principal Payment Amount without deduction of this Overcollateralization Reduction Amount), over (b) the Overcollateralization Target Amount, and (2) the Regular Principal Payment Amount (as determined without the deduction of this Overcollateralization Reduction Amount therefrom) on such Payment Date.  Prior to the occurrence of a Stepdown Date, the Overcollateralization Reduction Amount shall be zero.]

[Overcollateralization Target Amount:  With respect to any Payment Date, an amount determined as follows:

(a)

with respect to any Payment Date occurring prior to the Stepdown Date or on which the Step Down Test is not satisfied, an amount equal to ______ % of the Original Pool Principal Balance plus the Spread Squeeze Amount, if any;

(b)

with respect to any other Payment Date occurring on or after the Stepdown Date and on which the Step Down Test is satisfied,  an amount equal to the greatest of (1) the Stepped Down Percentage of the Pool Principal Balance, (2) ______ % of the Original Pool Principal Balance; and (3) the aggregate Principal Balance of the three largest Mortgage Loans then outstanding, plus, in the case of (1), (2) and (3), the Spread Squeeze Amount, if any; and

(c)

with respect to any Payment Date occurring on which an OC Trigger Increase Event is occurring, notwithstanding any of the preceding clauses (a) through (b), an amount equal to 100% of the Pool Principal Balance; provided, however, with respect to any Payment Date, notwithstanding any of the preceding clauses (a) through (b), the Overcollateralization Target Amount shall not exceed the Note Principal Balance [and may be modified by the Securities Insurer], but shall not be reduced below, (1) with respect to any Payment Date occurring prior to the Stepdown Date, ______ % of the Cut-Off Date Pool Balance or (2) with respect to any Payment Date occurring on or after the Stepdown Date, an amount equal to the greater of (a) ______ % of the Pool Principal Balance as of the end of the related Due Period, (b) ______ % of the Cut-Off Date Pool Principal Balance or (c) an amount equal to the aggregate Principal Balance of the ________ largest Loans then outstanding.]

Owner Trust Agreement:  The Owner Trust Agreement, dated as of ________, 200__, among the Depositor, __________, the Owner Trustee and __________________________, a __________________________.

Owner Trustee:  ________________________, as owner trustee under the Owner Trust Agreement, and any successor owner trustee under the Owner Trust Agreement.

Ownership Interest:  As to any Note, any ownership or security interest in such Note, including any interest in such Note as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Payment Date:  The ______ day of any month or if such ______ day is not a Business Day, the first Business Day immediately following such day, commencing in ________ 200__.

Payment Statement:   As defined in Section 6.01 hereof.

Percentage Interest:  As defined in the Owner Trust Agreement.

Permitted Investments:  Each of the following:

(a)

direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(b)

(i) demand and time deposits in, certificates of deposit of, bankers acceptances issued by, or federal funds sold by, any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in _____________ highest available rating categories of ___________ and the ___________ available rating category of Moody’s and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

(c)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) rated “A” or higher by S&P and rated “A2” or higher by Moody’s; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to at least ______ % of the cash transferred by the Indenture Trustee in exchange for such collateral, and (iii) be delivered to the Indenture Trustee, or if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(d)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

(e)

commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

(f)

a guaranteed investment contract approved by each of the Rating Agencies [and the Securities Insurer] and issued by an insurance company or other corporation having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

(g)

money market funds having a rating in one of the two highest available rating categories of S&P and a rating in the highest available rating category of Moody’s at the time of such investment, which invests only in other Permitted Investments, including any such money market funds for which the Master Servicer or the Indenture Trustee or any affiliate of the Master Servicer or the Indenture Trustee acts as the investment manager or advisor; provided that any such money market funds which provide for demand withdrawals shall be conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; and

(h)

any investment [approved in writing by the Securities Insurer and] for which the Ratings Confirmation have been obtained with respect to such investment.

The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Permitted Investments listed above.  All Permitted Investments in a trust account under this Agreement shall be made in the name of the Indenture Trustee for the benefit of the Securityholders [and the Securities Insurer]; provided, that the Master Servicer shall be entitled to all investment earnings from the Note Payment Account and the Collection Account as part of its Master Servicer Compensation hereunder.

Person:  Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, estate, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

Pool Principal Balance:  With respect to any date of determination, the aggregate Principal Balances of the Mortgage Loans as of the end of the preceding Due Period; provided, however, that the Pool Principal Balance on any Payment Date on which the Termination Price is to be paid to Noteholders will be deemed to have been equal to zero as of such date [plus, during the Pre-Funding Period, the amount of the Pre-Funding Amount which has not been previously applied toward the purchase of Subsequent Mortgage Loans].

Preference Amount:  Any amount previously distributed to the holder of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time,  in accordance with a final, non-appealable order of a court having jurisdiction.

[Pre-Funding Account:  The pre-funding account established by the Indenture Trustee pursuant to Section [4.05].]

[Pre-Funding Amount:  The amount deposited in the Pre-Funding Account on the Closing Date.]

[Pre-Funding Period:  The period beginning on the Closing Date and ending on [     ].]

[Premium Letter:  The letter agreement dated ___________, 200__ between the Securities Insurer and _____________ relating to the premiums due in respect of the Guaranty Policy.]

Principal Balance:  With respect to any Mortgage Loan or related Foreclosure Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Mortgage Loan as of the Cut-Off Date [(with respect to the Initial Mortgage Loans) or Subsequent Cut-Off Date (with respect to the Subsequent Mortgage Loans)] and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Mortgage Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon or Monthly Advances in respect of principal made with respect thereto and the allocation of any Net Loan Losses with respect thereto which relates to such Due Period), without giving effect to amounts received in respect of such Mortgage Loan or related Foreclosure Property after such Due Period; provided, however, that any Liquidated Mortgage Loan shall have a Principal Balance of zero and with respect to the valuation of the Issuer’s assets such Liquidated Mortgage Loan shall not accrue interest thereon.

Principal Prepayment:  With respect to any Mortgage Loan and any Due Period, any principal amount received on a Mortgage Loan in excess of the principal of the Monthly Payment due in such Due Period and applied by the Servicer during such Due Period in reduction of the Principal Balance of the Mortgage Loan.

Property Insurance Proceeds:  With respect to any Mortgaged Property, all amounts collected in respect of any related insurance policy that insures such Mortgaged Property or the related Obligor and not required to be applied to the restoration of any such Mortgaged Property or paid to the related Obligor (but excluding any Insured Payments).

Prospectus:  The Depositor’s final Prospectus dated __________, 200__ as supplemented by the Prospectus Supplement.

Prospectus Supplement:  The Prospectus Supplement dated ___________, 200__ prepared by the Depositor and Transferor in connection with the issuance and sale of the Notes.

Purchase Price:  With respect to a Defective Mortgage Loan, the Principal Balance thereof as of the date of purchase, plus all accrued and unpaid interest on such Defective Mortgage Loan from the Closing Date [(or, in the case of Subsequent Mortgage Loans, the related Transfer Date] to but not including the date of repurchase computed at the applicable Mortgage Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances and Monthly Advances with respect to such Defective Mortgage Loan (after deducting therefrom any amounts received in respect of such repurchased Defective Mortgage Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee, Master Servicer Fee, Indenture Trustee Fee [and Guaranty Insurance Premium] for such Defective Mortgage Loan) for the period from and after the date of repurchase).

Qualified Substitute Mortgage Loan:  A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 3.05 hereof, which satisfies the following:  (i) in the case of a fixed rate Mortgage Loan, has or have a fixed interest rate (a) no lower than the Mortgage Loan Interest Rate for the Deleted Mortgage Loan, and (b) not more than ___ percentage points greater than the Mortgage Loan Interest Rate for the Deleted Mortgage Loan; (ii) in the case of an adjustable rate Mortgage Loan has or have an adjustable rate and (a) has a current interest rate no lower than the Mortgage Loan Interest Rate for the Deleted Mortgage Loan, (b) has a gross margin not more than ___ percentage points different than the Mortgage Loan Interest Rate for the Deleted Mortgage Loan, (c) has a lifetime interest rate cap not more than ___ percentage points lower than the Mortgage Loan Interest Rate for the Deleted Mortgage Loan, (d) has a lifetime interest rate floor not more than ___ percentage points lower than the Mortgage Loan Interest Rate for the Deleted Mortgage Loan, and (e) pays interest based on the same index as the Deleted Mortgage Loan; (iii) matures or mature not more than one year later than, and not more than one year earlier, than the maturity date of Deleted Mortgage Loan, has a maturity date no later than ___________, 20__ and an original term to maturity of less than or equal to ______ years; (iv) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance or Balances of the Deleted Mortgage Loan or Loans as of such date; (v) has or have a borrower or borrowers with a debt-to-income ratio no higher than the debt-to-income ratio of the Obligor with respect to the Deleted Loan; (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.04 hereof and is or are not more than 89 days delinquent as of the date of substitution for such Deleted Mortgage Loan or Loans; (vii) has or have a lien priority no lower than the Deleted Loan; and [(viii) is otherwise satisfactory to the Securities Insurer].  For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Mortgage Loans pursuant to Section 3.05 hereof are in fact “Qualified Substitute Mortgage Loans” as provided above, the criteria specified in clauses (i), (ii) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Mortgage Loan Interest Rate of any loans proposed to be substituted is not less than the Mortgage Loan Interest Rate for the designated Deleted Mortgage Loan or Loans and not more than two percentage points greater than the Mortgage Loan Interest Rate for the designated Deleted Mortgage Loan or Loans, the requirements of clause (i) above would be deemed satisfied).

Rating Agencies:  ___________ and________.  If no such organization or successor is any longer in existence, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable person designated by the Master Servicer [and approved by the Securities Insurer], notice of which designation shall have been given to the Indenture Trustee[, the Securities Insurer], the Servicer and the Issuer.

Ratings:  The ratings initially assigned to the Notes by the Rating Agencies, as evidenced by letters from the Rating Agencies.

Ratings Confirmation:  With respect to a contemplated action to be undertaken or performed pursuant to this Agreement, a written confirmation from each Rating Agency to the effect that such action will not result in or cause the downgrading, withdrawal or qualification of the rating that would otherwise be assigned by such Rating Agency to the Notes [without the benefit of the Guaranty Policy provided by the Securities Insurer].

Realized Losses:  As of any Payment Date, the sum of (1) with respect to all Mortgage Loans that have become Liquidated Mortgage Loans during the related Due Period, the difference between (a) the aggregate Principal Balances of such Liquidated Mortgage Loans and accrued and unpaid interest thereon, minus (b) the aggregate Net Liquidation Proceeds collected during the related Due Period, and (2) with respect to all Defaulted Mortgage Loans, the aggregate Net Loan Losses that occurred during the related Due Period.

Record Date:  With respect to each Payment Date, the close of business on the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

Regular Payment Amount:  With respect to any Payment Date, the lesser of (a) the Available Payment Amount and (b) the sum of (i) the Noteholders’ Interest Payment Amount and (ii) the Regular Principal Payment Amount.

Regular Principal Payment Amount:  On each Payment Date, an amount equal to the lesser of:

(a)

the Note Principal Balance of the Notes immediately prior to such Payment Date; and

(b)

the sum of (i) each scheduled payment of principal collected by the Servicer or advanced by the Master Servicer in respect of the related Due Period, (ii) all Principal Prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Property Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period, (iv) that portion of the Purchase Price of any repurchased Mortgage Loan which represents principal received prior to the related Determination Date, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Payment Date on which the Issuer is to be terminated pursuant to Section 11.02 hereof, the Termination Price (net of any accrued and unpaid interest, Trust Fees and Expenses due and unpaid on such date and Servicing Advance Reimbursement Amounts and Monthly Advance Reimbursement Amounts);

provided, however, that if such Payment Date is on or after a Stepdown Date, then with respect to the payment of principal to the Noteholders the foregoing amount will be reduced (but not to less than zero) by the Overcollateralization Reduction Amount, if any, for such Payment Date.  [On the first Payment Date after the end of the Pre-Funding Period, the Regular Principal Payment Amount shall include amounts allocable to principal that were deposited in the Pre-Funding Account during the Pre-Funding Period and not withdrawn to purchase Subsequent Mortgage Loans.]

Regulation AB:  Regulation AB promulgated under the Securities Act, as the same may be amended from time to time; and all references to any rule, item, section or subsection of, or definition or term contained in, Regulation AB mean such rule, item, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

Released Mortgaged Property Proceeds:  With respect to any Mortgage Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

Relief Act Shortfall:  Any shortfall in an Obligor’s Monthly Payment caused by the application of the Servicemembers Civil Relief Act or any similar state statutes.

Residual Interest:  The meaning assigned thereto in the Owner Trust Agreement.

Residual Interest Certificate:  The meaning assigned thereto in the Owner Trust Agreement.

Responsible Officer:  When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.  When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Owner Trust Agreement and this Agreement on behalf of the Issuer.  When used with respect to the Depositor, the Servicer, the Master Servicer, the Transferor, the Servicer or any Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

SEC Rules:  Any rules promulgated by the Commission and any interpretations thereof by the staff of the Commission.

Securities:  The Notes or Residual Interest Certificates.

Securities Act:  The Securities Act of 1933, as amended [Securities Insurer:  ________________, as issuer of the Guaranty Policy, and its successors and assigns.]

[Securities Insurer Default:  The existence and continuation of any of the following:

(a)

The Securities Insurer fails to make a payment required under the Guaranty Policy in accordance with its terms;

(b)

The Securities Insurer (1) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (2) makes a general assignment for the benefit of its creditors, or (3) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

(c)

A court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Securities Insurer or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Securities Insurer (or the taking of possession of all or any material portion of the property of the Securities Insurer).]

[Securities Insurer Reimbursement Amount:  At any time, an amount owed to the Securities Insurer for any unreimbursed Insured Payments made under the Guaranty Policy and any other amounts then owing to the Securities Insurer under the Insurance Agreement, which have not previously been reimbursed, in each case together with interest thereon at the rate specified in the Insurance Agreement.]

Securityholder:  Any Noteholder or Certificateholder.

Series or Series 200__-__:  _____________ Mortgage Loan Asset Backed Notes, Series 200__-__.

[Servicer:  One or more servicers that enter into a Servicing Agreement with the Master Servicer, which initially will be_______________________, a _____________________ ________________________ _______________ for an interim period, and thereafter will be ___________________, a __________ corporation.]

Servicer’s Mortgage Loan Files:  In respect of each Mortgage Loan, all documents customarily included in the Servicer’s loan file for the related type of Mortgage Loan as specifically set forth in Section ___ of the Servicing Agreement.

Servicer’s Monthly Remittance Report:  A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

Servicing Advance Reimbursement Amount:  With respect to any date of determination and with respect to the receipt of proceeds from or the liquidation of a Mortgage Loan for which any Servicing Advances have been made, the amount of any such Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

Servicing Advances:  All reasonable, customary and necessary “out of pocket” costs and expenses advanced or paid by the Servicer with respect to the Mortgage Loans in accordance with the performance by the Servicer of its servicing obligations under Section ___ of the Servicing Agreement, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of any related Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations, (iii) the conservation, management and sale or other disposition of a Foreclosure Property, and (iv) the satisfaction, cancellation, release or discharge of any Mortgage Loan or any related Mortgage in accordance with this Agreement; provided, however, that such Servicing Advances (plus accrued interest thereon from the date of such advance to the date of reimbursement and at the rate equal to the Servicer’s cost of funds) are reimbursable to the Servicer out of the expected late collections, Liquidation Proceeds, Property Insurance Proceeds or Released Mortgaged Property Proceeds from the related Mortgage Loan, Obligor or Mortgaged Property.

Servicing Agreement:  The servicing agreement, incorporating by reference the Agreement Regarding Standard Servicing Terms, each dated as of the date hereof each between the Transferor as owner of the Mortgage Loans and the Master Servicer and the Servicer, a form of which is attached hereto as Exhibit E.

Servicing Compensation:  The Servicing Fee and other amounts to which the Servicer is entitled pursuant to this Agreement and the Servicing Agreement.  On any Payment Date Servicing Compensation shall include any Servicing Fee Recovery Amounts due and unpaid, to the extent of Master Servicer Compensation available after allocations under Section 4.01(K) hereof on such Payment Date.

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to each Mortgage Loan (including any Mortgage Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Mortgage Loan), the fee payable monthly to the Servicer on each Payment Date, which shall equal the product of (a) one-twelfth (1/12) of ____% (____ basis points) and (b) the Principal Balance of such Mortgage Loan as of the beginning of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Due Period).

Servicing Fee Recovery Amount:  The amount of any Servicing Fee used to pay Compensating Interest for which the Servicer has not received reimbursement.

Servicing Officer:  Any officer of the Servicer or Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer’s Certificate furnished by the Servicer or the Master Servicer, respectively, to [the Securities Insurer,] the Master Servicer and the Indenture Trustee, on behalf of the Securityholders [and the Securities Insurer], as such list may from time to time be amended.

Six-Month Average Delinquency:  With respect to any Payment Date, the average for such Payment Date and the five preceding Payment Dates of the respective ratios, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Mortgage Loans that are 90 days or more Delinquent (excluding any Liquidated Mortgage Loans but including Foreclosed Loans and Mortgage Loans in foreclosure proceedings) as of the end of each of the related Due Periods, divided by (y) the respective Pool Principal Balance as of the end of the applicable Due Period.

Spread Squeeze Amount:  For any Payment Date on or after the Payment Date in _______ 200__, an amount (not less than zero) equal to the product, obtained by multiplying (i) _______, (ii) the excess, if any, of ____% ( ___________________________) or ____% (with respect to any Payment Date after the 24th Payment Date) over the Spread Squeeze Percentage for such Payment Date and (iii) the Original Pool Principal Balance.

Spread Squeeze Percentage:  With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the product of _____ and the excess of the Excess Spread for such Payment Date [over the Securities Insurer Reimbursement Amount] for such Payment Date, and the denominator of which is the Pool Principal Balance for such Payment Date.

Stepdown Date:  The first Payment Date occurring on the later of:  (a) the ___________ month after the month in which the Closing Date occurs; or (b) the Payment Date on which the Pool Principal Balance as of the end of the related Due Period has been reduced to an amount that is less than or equal to ___% of the Original Pool Principal Balance.

[Step Down Test:  As of any Payment Date, each of the following conditions:

(a)

the most recent six month rolling 90-day and over average delinquency rate (including foreclosures and REOs) is equal to or less than ___% of the Pool Principal Balance.

(b)

the cumulative losses through the given month is equal to or less than the following percent of Principal Pool Original Balance:

Month	Cumulative Loss % of Original Pool Balance
_____	_____ %
_____	_____ %
_____	_____ %
_____+	_____ %
and	_____ %

(c)

the aggregate loss during the 12 months preceding a Payment Date, as a percentage of the Pool Principal Balance as of the first day of such 12 month period must be less than ____ basis points (_____ %).]

Stepped Down Percentage:  For any Payment Date on or after the Step Down Date on which the Step Down Test is satisfied, a percentage equal to _____ %.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, the Servicer or a Subservicer.

[Subsequent Cut-off Date:  The date specified as the Cut-off Date with respect to a Subsequent Mortgage Loan in the related Transfer Supplement, which shall be no later than [     ].]

[Subsequent Mortgage Loan:  A Mortgage Loan that is conveyed as of the Transfer Date to the Issuer by the Depositor pursuant to a Transfer Supplement to the Mortgage Loan Purchase Agreement, which Mortgage Loan shall be identified in such Transfer Supplement as a Subsequent Mortgage Loan and added by the Depositor to the Mortgage Loan Schedule.]

Subservicer:  Any Person that services Mortgage Loans on behalf of the Master Servicer or any Subservicer, performing the substantial majority of the material functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

Subservicing Agreements:  Any written contract for the subservicing of the Mortgage Loans between the Master Servicer and a Subservicer.

Substitution Adjustment:  As to any date on which a substitution occurs pursuant to Section 3.05 hereof, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the Principal Balance, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

Tangible Net Worth:  As defined in Section 10.01(a)(x) hereof.

Termination Price:  As of any date of determination, an amount, without duplication, equal to the greater of (A) the Note Redemption Amount and (B) the sum of (i) the Principal Balance of each Mortgage Loan as of the applicable Monthly Cut-Off Date; (ii) all unpaid interest accrued on the Principal Balance of each such Mortgage Loan at the related Mortgage Loan Interest Rate to such Monthly Cut-Off Date; (iii) the aggregate fair market value of each Foreclosure Property on such Monthly Cut-Off Date, as determined by an appraiser acceptable to [the Indenture Trustee as of a date not more than 30 days prior to such Monthly Cut-Off Date; and (iv) any due but unpaid Securities Insurer Reimbursement Amount].

Transaction Documents:  This Agreement, the Servicing Agreement, the Mortgage Loan Purchase Agreement, the Owner Trust Agreement, the Indenture, any Subservicing Agreement, the Custodial Agreement, the Administration Agreement, the Indemnification and Contribution Agreement, [the Insurance and Indemnity Agreement, the Premium Letter and the Indemnification Agreement].

[Transfer Date:  Any date during the Pre-Funding Period on which Subsequent Mortgage Loans are conveyed by the Depositor to the Issuer pursuant to Section 2.01(a), as specified in the applicable Transfer Supplement.]

[Transfer Price:  With respect to any Subsequent Mortgage Loan, the price specified in the Transfer Supplement which shall be no less than the outstanding principal balance of such Subsequent Mortgage Loan as of the Subsequent Cut-off Date specified in the Transfer Supplement.]

[Transfer Supplement:  With respect to each sale of Subsequent Mortgage Loans  from the Transferor to the Depositor pursuant to the Mortgage Loan Purchase Agreement, the transfer supplement entered into between the Transferor and the Depositor, substantially in the form of Exhibit [   ] to the Mortgage Loan Purchase Agreement.]

Transferor:  _______________________, a _______________________.

Treasury Regulations:  Regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Trust:  The Issuer.

Trust Account Property:  The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

Trust Accounts:  The Note Payment Account, the Certificate Distribution Account, [the Policy Payment Account], [the Pre-Funding Account], [the Capitalized Interest Account] or the Collection Account.

Trust Estate:  The assets subject to this Agreement, the Owner Trust Agreement and the Indenture and assigned and conveyed to the Trust, which assets consist of:  (i) such Mortgage Loans as from time to time are subject to this Agreement as listed in the Mortgage Loan Schedule, as the same may be amended or supplemented from time to time including by the removal of Deleted Mortgage Loans and the addition of Qualified Substitute Mortgage Loans, together with the Mortgage Loan File relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties, (iii) all payments in respect of interest due with respect to the Mortgage Loans on or after the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date] and all payments in respect of principal received after the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as from time to time are deposited in the Collection Account, the Note Payment Account, [the Pre-Funding Account,] [the Capitalized Interest Account] and the Certificate Distribution Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vi) the Issuer’s rights under all insurance policies with respect to the Mortgage Loans and any Property Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Depositor in and to the obligations of the Transferor under the Mortgage Loan Purchase Agreement pursuant to which the Depositor acquired the Mortgage Loans from the Transferor, and (ix) all right, title and interest of the Depositor in and to the Servicing Agreement and all proceeds of any of the foregoing.

Trust Fees and Expenses:  As of each Payment Date, an amount equal to the Master Servicer Compensation (which includes the Master Servicer Fee), the Servicing Compensation (which includes the Servicing Fee), [Guaranty Insurance Premium] and the Indenture Trustee Fee and reimbursement of the reasonable expenses of the Indenture Trustee.

UCC:  The Uniform Commercial Code as in effect in the State of New York.

Section 1.02

Other Definitional Provisions.  (a)  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Owner Trust Agreement.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01

Conveyance of the Mortgage Loans.  (a)  Initial Mortgage Loans.  As of the Closing Date, in consideration of the Issuer’s delivery of the Notes and the Residual Interest Certificates to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate.  The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Transferor or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

 [Subsequent Mortgage Loans.  On each Transfer Date occurring during the Pre-Funding Period, provided that each condition set forth in this Section 2.01(a) is satisfied, the Depositor shall convey to the Issuer, and the Issuer shall purchase, subject to the lien of the Indenture Trustee, pursuant to this Section 2.01(a), all Subsequent Mortgage Loans which satisfy the criteria set forth in this Section 2.01(a) then offered for sale by the Depositor; provided, however, that the related aggregate Transfer Price shall not exceed the Pre-Funding Amount.

Subject to the conditions set forth in this Section 2.01(a), in consideration of the Indenture Trustee’s delivery on the related Transfer Date to the Depositor or its designee, or upon the order of the Depositor, of the Transfer Price for the related Subsequent Mortgage Loans from amounts on deposit in the related Pre-Funding Account, the Depositor shall, on each Transfer Date, sell, transfer, assign, set over and otherwise convey to the Issuer, subject to the lien of the Indenture Trustee, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to each Subsequent Mortgage Loan (including all interest and principal thereon received after the related Subsequent Cut-off Date specified in the Transfer Supplement) identified in the Addition Notice delivered by the Depositor on such Transfer Date and all items in the related Mortgage File.  In connection therewith, the Depositor shall amend the Mortgage Loan Schedule to reflect the inclusion of such Subsequent Mortgage Loan in the Mortgage Pool as part of the assets of the Trust Estate.  The Depositor shall promptly deliver to the Indenture Trustee and the Master Servicer a copy of the Mortgage Loan Schedule as so amended.

Concurrently with the execution and delivery of each Transfer Supplement, the Depositor does hereby assign to the Issuer, subject to the lien of the Indenture Trustee, all of its rights and interest under the Mortgage Loan Purchase Agreement with respect to the Subsequent Mortgage Loans added to the Mortgage Loan Purchase Agreement pursuant to such Transfer Supplement, but only to the extent assigned under the Mortgage Loan Purchase Agreement.  The Issuer hereby accepts such assignment, and shall be entitled to exercise all the rights of the Depositor under the Mortgage Loan Purchase Agreement as amended by the related Transfer Supplement as if, for such purpose, it were the Depositor.

The Depositor shall on any Transfer Date transfer to the Issuer the applicable Subsequent Mortgage Loans and the other property and rights related thereto described in the immediately preceding paragraph, as applicable, and the Issuer shall purchase such Subsequent Mortgage Loans, property and rights only upon the satisfaction of each of the following conditions on or prior to the related Transfer Date:

(i)

[                                                                                           ];

(ii)

[                                                                                           ]; and

(iii)

[                                                                                           ].]

[To be added for each transaction with Subsequent Mortgage Loans]

(b)

As of the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)], the Issuer acknowledges the conveyance to it of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer.  Concurrently with such delivery and in exchange therefor, the Issuer has pledged the Trust Estate to the Indenture Trustee and executed the Notes, and the Indenture Trustee, pursuant to the written instructions of the Issuer, has caused the Notes to be authenticated and delivered to the Depositor or its designee.  In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Residual Interest Certificates to be authenticated and delivered to the Depositor or its designee, upon the order of the Depositor.

Section 2.02

Ownership and Possession of Mortgage Loan Files.  Upon the issuance of the Notes, with respect to the Mortgage Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer’s Mortgage Loan File and the Indenture Trustee’s Mortgage Loan File shall be vested in the Trust and pledged to the Indenture Trustee for the benefit of the Noteholders, although possession of the Servicer’s Mortgage Loan Files (other than items required to be maintained in the Indenture Trustee’s Mortgage Loan Files) on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee’s Mortgage Loan Files as contemplated in Section 2.05 hereof.

Section 2.03

Books and Records.  The sale of each Mortgage Loan shall be reflected on the balance sheets and other financial statements of the Depositor or the Transferor, as the case may be, as a sale of assets by the Depositor or the Transferor, as the case may be, under GAAP.  Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders.

It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Mortgage Loans and the other property specified in Section 2.01(a) hereof from the Depositor to the Trust.  If the assignment and transfer of the Mortgage Loans and the other property specified in Section 2.01(a) hereof to the Trust pursuant to this Agreement or the conveyance of the Mortgage Loans or any of such other property to the Trust is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trust a first priority security interest in the entire right, title and interest of the Depositor in and to the Mortgage Loans and all other property conveyed to the Trust pursuant to Section 2.01 hereof and all proceeds thereof and (ii) this Agreement shall constitute a security agreement under applicable law.  Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Trust as a “secured party” and describing the Mortgage Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the state in which the Depositor is located.

Section 2.04

Delivery of Mortgage Loan Documents.  (a)  With respect to each Mortgage Loan, the Transferor and/or the Depositor, as applicable, shall, on the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)], deliver or caused to be delivered to the Custodian, as the designated agent of the Indenture Trustee, each of the following documents (collectively, the “Indenture Trustee’s Mortgage Loan Files”):

(i)

The original Debt Instrument, endorsed by the Transferor in blank or in the following form:  “Pay to the order of ____________________________ as Trustee without recourse” with all prior and intervening endorsements showing a complete chain or endorsement from origination of the Mortgage Loan to the Transferor, or a lost note affidavit acceptable to the Indenture Trustee (not to exceed ___ Mortgage Loans);

(ii)

The original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment, thereof, to be a true and complete copy of the original power of attorney submitted for recording);

(iii)

The original executed Assignment of Mortgage, in blank or in recordable form to “____________________, as Trustee.” The Assignment of Mortgage may be a blanket assignment, to the extent such assignment is effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county.  If the Assignment of Mortgage is in blanket form, an Assignment of Mortgage need not be included in the individual Indenture Trustee’s Mortgage Loan File;

(iv)

All original intervening assignments of mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Mortgage Loan to the Transferor (or, if any such assignment of mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment of mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original assignment submitted for recording); provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening endorsements of the Debt Instrument so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgagee ultimately to the person who has executed the Assignment of Mortgage;

(v)

The original, or a copy certified by the Transferor to be a true and correct copy of the original, of each assumption, modification, written assurance or substitute agreement, if any; and

(vi)

[The original policy of title insurance, including riders and endorsements thereto, as if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.]

(b)

With respect to each Mortgage Loan, the Transferor and the Depositor shall, on the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)], deliver or caused to be delivered to the Servicer, as the designated agent of the Indenture Trustee, the Servicer’s Mortgage Loan Files.

(c)

The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee’s Mortgage Loan Files in the State of _____________ and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Transferor or any other party.

(d)

Within 60 days after the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)], the Transferor, at its own expense, shall record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, that the Transferor need not record any such Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Transferor (at the Transferor’s expense) to the Indenture Trustee[, the Securities Insurer] and the Rating Agencies, that recordation of such Assignment of Mortgage is not necessary to protect the Indenture Trustee’s and the Noteholder’s interest in the related Mortgage Loan.  With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)], such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than 360 days after the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)].  The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording.  In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such Assignment of Mortgage for recording.

(e)

All recordings required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Transferor.

Section 2.05

Acceptance by the Indenture Trustee of the Mortgage Loans; Certain Substitutions; Certification by the Custodian.  (a)  The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)] an acknowledgment of receipt of the Indenture Trustee’s Mortgage Loan File for each Mortgage Loan.  The Indenture Trustee will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein.  The Indenture Trustee agrees to cause the Custodian to review each Indenture Trustee’s Mortgage Loan File within 45 days after the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)] (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the conveyance of the related Mortgage Loan to the Trust) and to cause the Custodian to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee, [and the Securities Insurer] a certification (the “Custodian’s Initial Certification”) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified as an exception to such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.04 hereof), (ii) such documents have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Mortgage Loan, and (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Indenture Trustee’s Mortgage Loan File.  Neither the Indenture Trustee nor the Custodian shall be under any duty or obligation to make an independent examination of any documents contained in each Indenture Trustee’s Mortgage Loan File beyond the review listed herein.  Neither the Custodian nor the Indenture Trustee makes any representations as to:  (i) the validity, legality, sufficiency, enforceability, execution by a responsible officer or genuineness of any of the documents contained in each Indenture Trustee’s Mortgage Loan File of any of the Mortgage Loans identified on the Mortgage Loan Schedule relating to such Mortgage Loans, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any document specified in clause (v) of Section 1(b) of the Custodial Agreement.

(b)

The Servicer’s Mortgage Loan Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders and the Indenture Trustee for so long as the Indenture continues in full force and effect; after the Indenture is terminated in accordance with the terms thereof, the Servicer’s Mortgage Loan Files shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders.  It is intended that, by the Servicer’s agreement pursuant to this Section 2.05(b), the Indenture Trustee shall be deemed to have possession of the Servicer’s Mortgage Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such documents or instruments are located.  The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer’s Mortgage Loan File as herein provided and shall promptly take appropriate action to remedy any such failure.  In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Mortgage Loans or such documents or instruments.  The Servicer agrees to indemnify the Securityholders and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer’s compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee.  The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer’s performance as custodian hereunder.

(c)

The Indenture Trustee agrees to cause the Custodian to review, for the benefit of the Securityholders, each Indenture Trustee’s Mortgage Loan File within 60 days after the date the Custodian delivered a Custodian’s Initial Certification and to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee [and the Securities Insurer] an updated certification (a “Custodian’s Updated Certification”), setting forth those exceptions listed on the Custodian’s Initial Certification which continue to exist on the date of such Custodian’s Updated Certification.  With respect to any Mortgage Loans which are set forth as exceptions in the Custodian’s Updated Certification because recorded assignments or original or certified copies of Mortgages have not yet been delivered to the Custodian, the Transferor shall cure such exceptions by delivering such missing documents to the Custodian no later than 180 days after the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)].

The Indenture Trustee agrees to cause the Custodian to review for the benefit of the Securityholders, each Indenture Trustee’s Mortgage Loan File within 180 days after the date it delivered a Custodian’s Initial Certification and to deliver to the Transferor, the Depositor, the Servicer, the Indenture Trustee, [and the Securities Insurer] a final certification (a “Custodian’s Final Certification”), setting forth those exceptions listed on the Custodian’s Updated Certification which continue to exist on the date of such Custodian’s Final Certification.

In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon.  Neither the Indenture Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction.  If a material defect in a document constituting part of a Indenture Trustee’s Mortgage Loan File is discovered, then the Depositor and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01

Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Transferor, the Master Servicer, the Servicer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer] and the Noteholders that as of the Closing Date [and each Transfer Date]:

(a)

The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Transaction Document to which the Depositor is a party and to create the Trust pursuant to the Owner Trust Agreement.

(b)

The execution and delivery of each Transaction Document to which the Depositor is a party by the Depositor and its performance of and compliance with the terms thereof will not violate the Depositor’s certificate or limited liability company agreement constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets.

(c)

The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Transaction Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Transaction Document to which the Depositor is a party and has duly executed and delivered each Transaction Document to which the Depositor is a party.  Each Transaction Document to which the Depositor is a party, assuming due authorization, execution and delivery by each other party thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

The Depositor is not in violation of, and the execution and delivery of any Transaction Document by the Depositor and its performance and compliance with the terms of any Transaction Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder or thereunder.

(e)

There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely, would prohibit its entering into any Transaction Document to which the Depositor is a party or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any Transaction Document to which the Depositor is a party or (C) if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any Transaction Document to which the Depositor is a party or the Notes.

(f)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any Transaction Document to which the Depositor is a party or the Notes, or for the consummation of the transactions contemplated by any Transaction Document, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date.

(g)

The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by its execution and delivery of any Transaction Document or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof.

(h)

The Depositor did not sell the Mortgage Loans to the Issuer, with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Issuer.

(i)

Immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Issuer good title to, and the Issuer will be the sole beneficial owner of, the Mortgage Loans free and clear of any lien or options in favor of, or claims of, any other Person.

(j)

No Officers’ Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact.

(k)

The Depositor is not required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

Section 3.02

Representations and Warranties of the Transferor.  The Transferor hereby represents and warrants to the Servicer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer], the Noteholders and the Depositor that as of the Closing Date [and each Transfer Date] (except as otherwise specifically provided herein):

[to be modified as applicable]

(a)

The Transferor is _______________________________duly organized, validly existing and in good standing under the laws of the State of __________________ and has and had at all relevant times, full corporate power to originate or purchase the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under each Transaction Document to which it is a party.

(b)

The execution and delivery of each Transaction Document to which it is a party by the Transferor and its performance of and compliance with the terms of each Transaction Document to which it is a party will not violate the Transferor’s certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transferor is a party or which may be applicable to the Transferor or any of its assets.

(c)

The Transferor has the full power and authority to enter into and consummate all transactions to be consummated by it, contemplated by each Transaction Document to which it is a party has duly authorized the execution, delivery and performance of each Transaction Document to which it is a party and has duly executed and delivered each Transaction Document to which it is a party.  Each Transaction Document to which the Transferor is a party, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid, legal and binding obligation of the Transferor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

The Transferor is not in violation of, and the execution and delivery of any Transaction Documents by the Transferor and its performance and compliance with the terms thereof will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transferor or its properties or materially and adversely affect the performance of its duties hereunder or thereunder.

(e)

There are no actions or proceedings against, or investigations of, the Transferor currently pending with regard to which the Transferor has received service of process and no action or proceeding against, or investigation of,  the Transferor is,  to the knowledge of the Transferor, threatened or otherwise pending, before any court, administrative agency or other tribunal that (A) if determined adversely,  would prohibit its entering into this Agreement or render the Notes invalid, (B) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or (C) if determined adversely, would prohibit or materially and adversely affect the sale of the Mortgage Loans to the Depositor, the performance by the Transferor of its obligations under,  or the validity or enforceability of, this Agreement or the Notes.

(f)

No consent, approval, authorization or order of any court or governmental agency or body is required for:  (1) the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement, (2) the issuance of the Notes, (3) the sale of the Mortgage Loans under the Mortgage Loan Purchase Agreement or (4) the consummation of the transactions required of it by this Agreement, except such as shall have been obtained before the Closing Date.

(g)

The Transferor acquired title to the Mortgage Loans in good faith, without notice of any adverse claim.

(h)

The collection practices used by the Transferor with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the servicing of loans of the same type as the Mortgage Loans;

(i)

No Officer’s Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to any Transaction Document or in connection with the transactions contemplated hereby contains any untrue statement of material fact.

(j)

The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any Transaction Document or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof.

(k)

The Prospectus Supplement does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Transferor makes no statement with respect to:  (1) the statements set forth in the _______ of the Prospectus Supplement; and (2) statements set forth under the following captions:  ______________.

(l)

The Transferor has transferred the Mortgage Loans without any intent to hinder, delay or defraud any of its creditors.

(m)

The origination and collection practices used with respect to each Debt Instrument and Mortgage have been in all material respects legal,  proper, prudent and customary in the mortgage origination and servicing business and in compliance with the Transferor’s underwriting criteria as described in the Prospectus Supplement.

(n)

Upon the receipt of each Indenture Trustee’s Mortgage Loan File by the Custodian, the Indenture Trustee will have a first priority security interest in each Mortgage Loan and such other items comprising the corpus of the Trust free and clear of any lien, charge or encumbrance other than the lien of the Indenture.

(o)

The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Indenture Trustee’s Mortgage Loan Files to the Custodian and shall inure to the benefit of the Securityholders, [the Securities Insurer,] the Depositor, the Master Servicer, the Servicer, the Indenture Trustee, the Owner Trustee and the Trust.  Upon discovery by any of the Transferor, [the Securities Insurer,] the Depositor, the Master Servicer, the Servicer, the Indenture Trustee or the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.  The obligations of the Transferor set forth in Section 3.05 hereof shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Master Servicer, the Servicer, the Indenture Trustee or the Owner Trustee respecting a breach of the representations and warranties contained in this Section 3.02.

Section 3.03

Representations, Warranties and Covenants of the Master Servicer.  The Master Servicer hereby represents and warrants to and covenants with the Owner Trustee, the Indenture Trustee, [the Securities Insurer,] the Noteholders, the Depositor, and the Transferor that as of the Closing Date [and each Transfer Date] or as of such date specifically provided herein:

(a)

The Master Servicer is a ______________________________ duly organized, validly existing, and in good standing under the laws of the state of _________________ and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where any property securing the Mortgage Loans is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer and perform its obligations as Master Servicer hereunder and under the Servicing Agreement; the Master Servicer has the power and authority to execute and deliver this Agreement and under the Servicing Agreement and to perform its obligations in accordance herewith and therewith; the execution, delivery and performance of this Agreement and the Servicing Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action; this Agreement and the Servicing Agreement evidences the valid, binding and enforceable obligations of the Master Servicer; and all requisite action has been taken by the Master Servicer to make this Agreement valid, binding and enforceable upon the Master Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditor’s rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

(b)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the purchase and sale of the Notes and the execution and delivery by the Master Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Master Servicer and the performance by the Master Servicer of its obligations as Master Servicer under this Agreement and such other documents to which it is a party.

(c)

The consummation of the transaction contemplated by this Agreement and the Servicing Agreement will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration for any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Master Servicer or to its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

(d)

Neither this Agreement nor any report or other document prepared by the Master Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact; and the statements set forth in the Prospectus Supplement under the caption “[THE MASTER SERVICER]” do not contain an untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)

There is no action, suit, proceeding or investigation pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Master Servicer or which would draw into question the validity of this Agreement, the Servicing Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would be likely to impair the ability of the Master Servicer to perform under the terms of this Agreement or the Servicing Agreement.

(f)

The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would adversely affect its performance hereunder or under the Servicing Agreement.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Mortgage Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Noteholders, the Owner Trustee[, the Securities Insurer], and the Indenture Trustee.  Upon discovery by any of the Transferor, the Depositor, the Indenture Trustee[, the Securities Insurer] or the Owner Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Mortgage Loan or the interests of such Person therein, the party discovering such breach shall give prompt written notice (but in no event later than _______ Business Days following such discovery) to the other parties.

Section 3.04

Representations and Warranties Regarding Individual Mortgage Loans.  The Transferor hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer], the Master Servicer and the Noteholders, with respect to each Mortgage Loan as of the Closing Date [and each Transfer Date], except as otherwise expressly stated:

(a)

Mortgage Loan Schedule.  The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off-Date;

(b)

Delivery of Mortgage Loan File.  All of the original or certified documentation required to be delivered by the Transferor on the Closing Date [(or, in the case of Subsequent Mortgage Loans, the applicable Transfer Date)] or as otherwise provided herein has or will be so delivered as provided; The Mortgage Loan File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage loan lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

(c)

Nature of Property.  Each Mortgaged Property consists of a single parcel of residential real property, separately assessed for tax purposes, owned by the related Obligor in fee simple absolute and is improved by a one-to-four-family residential dwelling, which does not include condominiums, cooperatives, units in a planned urban development, town houses, or mobile homes and does not constitute other than real property under the state law.  No Mortgage Property is a manufactured housing unit, as defined in the Fannie Mae/Freddie Mac Seller-Servicer’s Guide;

(d)

Servicing.  Each Mortgage Loan is being serviced by the Master Servicer;

(e)

[Fixed Interest Rate.  The Debt Instruments related to approximately ______ % of the Mortgage Loans bear a fixed Mortgage Loan Interest Rate.  The Mortgage Loan Interest Rate on the fixed rate Mortgage Loans is not less than _____ % nor more than _______ % and as of the Cut-Off-Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], the weighted average Mortgage Loan Interest Rate on the fixed rate Mortgage Loans is approximately ________ %;]

(f)

[Adjustable Mortgage Loan Interest Rates.  The Debt Instrument related to approximately ______ % of the Mortgage Loans bear an adjustable Mortgage Loan Interest Rate (“ARMs”).  All of the terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the principal balance with respect to the ARMs are enforceable, all such adjustments have been correctly made in accordance with the terms of the related Debt Instrument and such adjustments will not affect the priority of the Mortgage lien; all ARMs have an index and there is no provision which would permit the Obligor to convert to a fixed interest rate; as of the Cut-off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], the weighted average margin on the ARMs was approximately ________ %; the ARMs have a weighted average contractual maximum interest rate equal to approximately _______ %; the ARMs have a weighted average contractual minimum interest rate equal to approximately ________ %; approximately ________ % of the ARMS are ________’s and have a subsequent adjustment frequency of [six months], approximately _______ % of the ARMs are ________’s and have a subsequent adjustment frequency of [six months] and the remaining approximately ____% of the ARMs adjust every 6 months;]

(g)

Priority of Lien.  Each Mortgage is a valid and subsisting first lien of record on a single parcel of real estate constituting the Mortgaged Property, subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

(h)

Title.  Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated the Transferor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan, subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Owner Trust will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan, subject to no liens, charges, mortgages, encumbrances or rights of others;

(i)

Delinquencies.  [As of the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], _____ Mortgage Loans are 30 or more days delinquent; ___ Mortgage Loans are over 60 days delinquent; and _____ Mortgage Loan has ever been 89 or more days delinquent;]

(j)

Tax Liens; Status of Property.  There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

(k)

No Defenses.  The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Debt Instrument or the Mortgage, or the exercise of any right thereunder, render either the Debt Instrument or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(l)

No Mechanic’s Lien.  There is no mechanic’s lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal to or on a parity with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section (n) below;

(m)

Origination in Compliance with Laws.  Each Mortgage Loan complies, at the time it was made complied and at all times has complied in all material respects with applicable local, state and federal laws and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedure, consumer credit protection, equal credit opportunity, disclosure and recording laws and the Transferor has and shall maintain in its possession available for inspection and shall deliver upon demand, evidence of compliance with all such requirements; and, to the Transferor’s knowledge, no fraud or misrepresentation was committed by any person or entity in connection with the origination of each Mortgage Loan;

(n)

Title Insurance.  With respect to each Mortgage Loan, a written commitment for a lender’s title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee’s interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in paragraph (g) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date [(or, in the case of Subsequent Mortgage Loans, the related Transfer Date], such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect.  The originator is the sole named insured of such mortgage title insurance policy, the assignment to the Owner Trust, and the pledge to the Indenture Trustee, of the originator’s interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Owner Trust upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the originator, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

(o)

Hazard Insurance.  The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (1) the outstanding principal balance of the related Mortgage, (2) the minimum amount required to compensate for damage or loss on a replacement cost basis or (3) the full insurable value of the Mortgaged Property.  All individual insurance policies (collectively, the “Hazard insurance policy”) are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee.  All premiums thereon have been paid.  The Mortgage obligated the Obligor thereunder to maintain all such insurance at the Obligor’s cost and expense, and upon the Obligor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor’s cost and expense and to seek reimbursement therefor from the Obligor;

(p)

Flood Insurance.  If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the National Flood Insurance Act of 1968, as amended; The Mortgage obligated the Obligor thereunder to maintain all such insurance at the Obligor’s cost and expense, and upon the Obligor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Obligor’s cost and expense and to seek reimbursement therefor from the Obligor;

(q)

Enforceability.  Each Mortgage and Debt Instrument is genuine and is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed and the Mortgage and Debt Instrument have been duly and properly executed by such parties; the Obligor is a natural person who is a party to the Debt Instrument and the Mortgage in an individual capacity and not in the capacity of a trustee or otherwise;

(r)

Notice to Insurers.  The Transferor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

(s)

Geographic Concentration.  No more than approximately _____ % of the Original Pool Principal Balance is secured by Mortgaged Properties located within any single zip code area; no more than _____ % of the Original Pool Principal Balance is located within any single state, except as follows ______________, _____________, ______________, or___________;

(t)

Primary Residence.  At least approximately ________ % of the Original Pool Principal Balance is secured by Mortgaged Properties that are maintained by the Obligors as primary residence;

(u)

No Modification.  The terms of the Debt Instrument and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Securityholders and which has been or will be delivered to the Trustee or the Custodian.  The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

(v)

Recordation.  Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Transferor (or, subject to Section 2.04(d) hereof, are in the process of being recorded);

(w)

No Waiver.  No instrument or release or waiver has been executed in connection with the Mortgage Loan, and no Obligor has been released, in whole or in part;

(x)

Taxes and Insurance.  All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

(y)

No Advances.  Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Debt Instrument or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(z)

Condemnation; Damage.  There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring.  No Mortgaged Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(aa)

No Encroachments.  All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(bb)

Property in Compliance with Law.  No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

(cc)

No Future Advances.  The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee or any person to make, or option on the part of the mortgagor to request, future advances thereunder.  Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied.  All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

(dd)

Mortgage as Sole Security.  The related Debt Instrument is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

(ee)

[No-Buy-Down Loans.  No Mortgage Loan was originated under a buydown plan;]

(ff)

No Originator Payment Obligations.  There is no obligation on the part of the Master Servicer or any other party to make payments in addition to those made by the Obligor;

(gg)

Deeds of Trust.  With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders or the Trust to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Obligor;

(hh)

[No Shared Appreciation.  No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;]

(ii)

State Qualification.  All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loans associations or national banks having principal offices in such state or (D) not doing business in such state so as to require qualification or licensing;

(jj)

Due on Sale.  The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgage Property is sold without the prior consent of the mortgagee thereunder;

(kk)

Obligor Bankruptcy.  No Obligor is a debtor in any state or federal insolvency or bankruptcy proceeding;

(ll)

Enforcement Rights.  The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose upon the related Mortgage;

(mm)

No Default.  Other than delinquent Mortgage Loans set forth in clause (i) of this Section 3.04, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Debt Instrument and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Master Servicer nor the Transferor has waived any default, breach, violation or event of acceleration;

(nn)

Deposit of Payments.  All amounts received on and after the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date] with respect to the Mortgage Loans to which the Transferor is not entitled have been deposited into the Collection Account and are, as of the Closing Date [(or, in the case of Subsequent Mortgage Loans, the related Transfer Date], in the Collection Account;

(oo)

Underwriting.  All of the Mortgage Loans were originated and underwritten by the Transferor[, or purchased and re-underwritten by the Transferor, in each case] in accordance with the underwriting criteria set forth in the Prospectus Supplement;

(pp)

Conformity to Prospectus.  Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus and the Prospectus Supplement;

(qq)

No Adverse Selection.  The Mortgage Loans were not selected by the Transferor for inclusion in the Trust on any basis intended to adversely affect the Trust;

(rr)

Appraisal.  A full appraisal [on forms approved by FNMA or FHLMC] was performed in connection with the origination of the related Mortgage Loan.  Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loan for sale to prudent investors in the secondary market that invest in loans such as the Mortgage Loans;

(ss)

Loan-To-Value.  [As of the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], no Mortgage Loan had a Loan-To-Value Ratio in excess of ________% and as of the Cut-off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], the weighted average Loan-To-Value Ratio is _________%;]

(tt)

Environmental Matters.  [To the best of the Transferor’s knowledge, (i) no Mortgaged Property was, as of the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date], (A) located within a one-mile radius of any site containing environmental or hazardous waste risks, and (B) in violation of any environmental law or regulation; and (ii) no Mortgaged Property contained any environmentally hazardous material, substance or waste;]

(uu)

Status of Originators.  Each Mortgage Loan was [either (i)] originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act [or (ii) such Mortgage Loan was underwritten in accordance with standards established by the Transferor, using application forms and related credit documents approved by the Transferor; the Transferor approved each application and the related credit documents before a commitment by the originator was issued, and no such commitment was issued until the Transferor agreed to fund such Mortgage Loan; the closing documents for such Mortgage Loan were prepared on forms approved by the Transferor; and such Mortgage Loan was actually funded by the Transferor and was purchased by the Transferor at closing or soon thereafter];

(vv)

Term.  [No Mortgage Loan has a remaining term in excess of 360 months;] and

(ww)

Monthly Payments.  Each Debt Instrument will provide for a schedule of substantially equal Monthly Payments which are, if timely made, sufficient to fully amortize the principal balance of such Debt Instrument on or before its maturity date.

Section 3.05

Purchase and Substitution.  (a) Repurchase and Substitution of Defective Mortgage Loans.  It is understood and agreed that the representations and warranties set forth in Section 3.02 and Section 3.04 hereof shall survive the conveyance of the Mortgage Loans from the Transferor to the Depositor and from the Depositor to the Issuer, the pledge of the Mortgage Loans to the Indenture Trustee and the delivery of the Notes to the Noteholders.  Upon discovery by the Depositor, the Master Servicer, the Servicer, the Transferor, any Custodian, the Issuer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer] or any Securityholder of a breach of any of the representations and warranties set forth in Section 3.02 and Section 3.04 which materially and adversely affects the value of the Mortgage Loans or the interests of the Owner Trustee[, the Securities Insurer] or the Indenture Trustee in the related Mortgage Loan (notwithstanding that such representation and warranty was made to the Transferor’s best knowledge), the party discovering such breach shall give prompt written notice to the others.  The Transferor shall, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects.  If within 60 days after the earlier of the Transferor’s discovery of such breach or the Transferor’s receiving notice thereof such breach has not been remedied by the Transferor [or waived by the Securities Insurer] and such breach materially and adversely affects the interests of the Owner Trustee or the Indenture Trustee in, or the value of, the related Mortgage Loan (the “Defective Mortgage Loan”), the Transferor shall on or before the Determination Date next succeeding the end of such 60-day period either (i) remove such Defective Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) purchase such Defective Mortgage Loan at a purchase price equal to the Purchase Price by depositing such Purchase Price in the Collection Account.  The Transferor shall provide the Master Servicer, the Servicer, the Indenture Trustee[, the Securities Insurer] and the Owner Trustee with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether the Transferor is purchasing the Defective Mortgage Loan or substituting in lieu of such Defective Mortgage Loan a Qualified Substitute Mortgage Loan.

Any substitution of Mortgage Loans pursuant to this Section 3.05(a) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account.  For purposes of calculating the Available Collection Amount for any Payment Date, amounts paid by the Transferor pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Mortgage Loan that are on deposit in the Collection Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Payment Account as part of the Available Collection Amount to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to Section 5.01(c) hereof.

In addition to such cure, repurchase or substitution obligation, the Transferor shall indemnify the Issuer, the Depositor, the Master Servicer, the Indenture Trustee[, the Securities Insurer] and the Securityholders against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by the Transferor of any of it representations and warranties contained in Section 3.02 and Section 3.04.

(b)

Repurchase of Defaulted Mortgage Loans.  In addition to the preceding repurchase obligations, each of the Transferor and Master Servicer shall have the option, exercisable in its sole discretion at any time, to repurchase from the Owner Trustee any Mortgage Loan that is delinquent 91 or more days (in which case such Mortgage Loan shall become a Deleted Mortgage Loan); provided, however, that any such repurchase of a Mortgage Loan pursuant to this Subsection shall be conducted in the same manner as the repurchase of a Defective Mortgage Loan pursuant to this Section 3.05.  [If the Mortgage Loans repurchased pursuant to this Subsection 3.05(b) are in excess of _______ % of the Original Pool Principal Balance, then such repurchases of Mortgage Loans that exceed ________ % of the Original Pool Principal Balance may be affected only with the consent of the Securities Insurer and shall be included as Realized Losses for purposes of determining the Realized Losses under the OC Trigger Increase Event (but not with respect to the determination of a Master Servicer Event of Default under Section 10.01(a) hereof).]

(c)

Substitutions.  As to any Deleted Mortgage Loan for which the Transferor substitutes a Qualified Substitute Mortgage Loan(s), the Transferor shall effect such substitution by delivering to the Indenture Trustee, the Master Servicer and Owner Trustee (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Indenture Trustee’s Mortgage Loan File for such Qualified Substitute Mortgage Loan(s).

In accordance with Section 5.01(b)(1) hereof, the Master Servicer shall cause the Servicer to deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan(s) after the date of such substitution.  Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Transferor.  The Indenture Trustee will be entitled to all payments received on the Deleted Mortgage Loan on or before the date of substitution and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  The Transferor shall give written notice to the Owner Trustee, the Master Servicer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee[, the Securities Insurer] and Owner Trustee that such substitution has taken place and the Servicer shall amend the Mortgage Loan Schedule pursuant to Subsection (g) below.  Upon such substitution, such Qualified Substitute Mortgage Loan(s) shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan(s), as of the date of substitution, the covenants, representations and warranties set forth in Section 3.02 and Section 3.04 hereof.  On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any.

(d)

Reassignment of Defective Mortgage Loans.  With respect to all Defective Mortgage Loans or other Mortgage Loans repurchased by the Transferor pursuant to this Agreement, upon the deposit of the Purchase Price therefor into the Collection Account, the Owner Trustee shall assign to the Transferor, without recourse, representation or warranty, all the Owner Trustee’s right, title and interest in and to such Defective Mortgage Loans or other Mortgage Loans, which right, title and interest were conveyed to the Owner Trustee pursuant to the Mortgage Loan Purchase Agreement.  The Owner Trustee shall take any actions as shall be reasonably requested by the Transferor to effect the repurchase of any such Mortgage Loans.

(e)

Sole Remedies Against Transferor.  It is understood and agreed that the obligations of the Transferor to cure or to repurchase or substitute any such Mortgage Loan, and to indemnify for any breach of any representation or warranty with respect thereto, pursuant to this Section 3.05 shall constitute the sole remedies against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions.  Any cause of action against the Transferor relating to or arising out of a defect in an Indenture Trustee’s Mortgage Loan File as or against the Transferor relating to or arising out of a breach of any representations and warranties made in Section 3.02 and Section 3.04 hereof shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Indenture Trustee, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Transferor, as applicable, by the Owner Trustee for all amounts payable in respect of such Mortgage Loan.

(f)

No Duty to Investigate.  Neither [the Securities Insurer,] the Master Servicer, the Owner Trustee nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement.

(g)

Amendment of Mortgage Loan Schedule.  In connection with a repurchase or substitution of any Mortgage Loan pursuant to this Section 3.05, the Master Servicer shall cause the Servicer to amend the Mortgage Loan Schedule to reflect (i) the removal of the applicable Deleted Mortgage Loan from the terms of this Agreement, and (ii) if applicable, the substitution of the applicable Qualified Substitute Mortgage Loan.  In connection with its monthly reporting here under, the Master Servicer shall cause the Servicer shall deliver a copy of the amended Mortgage Loan Schedule to [the Securities Insurer,] the Master Servicer, the Indenture Trustee, and the Transferor.

ARTICLE IV

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01

Appointment and Duties of the Master Servicer.  (a) Appointment and Compensation of Master Servicer.  The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act as the Master Servicer for the Mortgage Loans (including all of the duties, obligations and rights of the Master Servicer) under this Agreement.  The Master Servicer hereby accepts its appointment as the Master Servicer hereunder.  The Master Servicer hereby undertakes to enter into the Servicing Agreement with an Eligible Servicer.  The Master Servicer may remove and replace the Servicer under the terms of the Servicing Agreement, provided that [the Securities Insurer consents to such termination and] such Servicer is replaced with an Eligible Servicer.  The Master Servicer shall not consent to any amendment or modification of any Servicing Agreement [without the consent of the Securities Insurer].  The Master Servicer shall not consent to any material amendment, modification or waiver of the servicing provisions of this Agreement, without the consent of [the Securities Insurer and] the Indenture Trustee.  The Issuer, the Securityholders and the Indenture Trustee hereby assign and appoint the Master Servicer to act on behalf of the Issuer as “Owner” under the Servicing Agreement.

As compensation for its services hereunder, the Master Servicer shall be entitled to receive from the Note Payment Account the Master Servicer Fee.  In addition to the Master Servicer Fee, additional compensation attributable to prepayment penalties, __% of any late charges collected on the Mortgage Loans, investment earnings from the Collection Account and the Note Payment Account shall be part of the Master Servicer Compensation payable to the Master Servicer pursuant to Section 5.01(c) hereof.  Master Servicing Compensation shall be reduced by the amount of any due and unpaid Servicing Fee Recovery Amounts.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its Master Servicer duties and activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

(b)

Master Servicer Assumes Servicing Responsibility.  If a Servicer Termination Event occurs, then the Master Servicer shall be obligated (1) [if instructed by the Securities Insurer,] to select a successor Servicer, [that is acceptable to the Securities Insurer,] or (2) to act as the Servicer of the Mortgage Loans hereunder [unless the Securities Insurer directs otherwise].

(c)

Monitoring of Servicing.  The Master Servicer shall:  (i) review the servicing reports and loan level information prepared by the Servicer (1) to determine whether such reports are inaccurate or incomplete, in any material respect, and (2) to ascertain that the Servicer is in compliance, in all material respects, with its duties and obligations with respect to such reports under this Agreement; (ii) otherwise monitor the performance by the Servicer of its duties and obligations hereunder and notify the Indenture Trustee [and the Securities Insurer] of any Servicer Event of Default of which it has received notice or has actual knowledge; and (iii) be obligated to verify that the Servicer has deposited all payments and proceeds required to be deposited into the Collection Account pursuant to Section 5.01(b)(1) hereof.  On the __ calendar day of each month (or the next Business Day, if the __th is not a Business Day), the Master Servicer shall provide the Indenture Trustee with an Officer’s Certificate to the effect that the Master Servicer has performed its obligations under this Subsection 4.01(c) with respect to the servicing information for such month.

(d)

Successor Servicer.  The Master Servicer agrees that it shall at all times be prepared [(and shall take all steps reasonably required by the Securities Insurer to ensure such preparation)], to perform the duties and obligations of the Servicer and become the successor servicer, if the Servicer fails to perform its duties and obligations hereunder.

(e)

Servicer Termination or Non-Renewal.  At the direction of [the Securities Insurer, or] the Master Servicer [(with the prior consent of the Securities Insurer)] or the Majority Noteholders [(with the prior consent of the Securities Insurer)], the Master Servicer, on behalf of the Issuer and the Securityholders, shall terminate the Servicer upon the occurrence and continuance of a Servicer Event of Default.  [The Securities Insurer will instruct the Master Servicer not to renew the term of the Servicer and appoint a replacement servicer (which shall be an Eligible Servicer) approved by the Securities Insurer at the request of the Master Servicer.]

(f)

Resignation of Master Servicer.  The Master Servicer shall resign as Master Servicer hereunder if it determines that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured, provided that such determination shall be evidenced by an Opinion of Counsel (which shall be Independent) to such effect delivered to the Owner Trustee, the Indenture Trustee [and the Securities Insurer].  In addition, the Master Servicer may resign for any reason with 30 day’s prior written notice to the Owner Trustee, the Indenture Trustee [and the Securities Insurer].  No resignation of the Master Servicer shall become effective until a successor master servicer [acceptable to the Securities Insurer] shall have assumed the obligations of the Master Servicer hereunder.

(g)

Limitation on Liability of the Depositor and the Master Servicer.  Except as set forth in Section 9.01 herein, neither the Depositor nor the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Owner Trustee, the Indenture Trustee, the Servicer, [the Securities Insurer,] the Noteholders or any other Person for [any action taken or for refraining from the taking of any action at the direction of the Securities Insurer or] any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Depositor or the Master Servicer and any directors, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(h)

Monthly Advances.  If any Obligor fails to make all or any portion of its Monthly Payment for any Due Period by the related Determination Date, the Master Servicer shall deposit such shortfall (net of the Servicing Fee and the Master Servicer Fee in respect thereof) into the Collection Account on or before such Determination Date, unless the Master Servicer, in its reasonable judgment, determines that any such Monthly Advance would be non-recoverable from future proceeds from the related Mortgage Loan.  The Indenture Trustee shall make any Monthly Advance that the Master Servicer fails to make.  The Indenture Trustee shall be reimbursed for funds so advanced out of Master Servicing Compensation on subsequent Payment Dates.

(i)

Three Month Renewal of Master Servicer Term.  The Master Servicer hereby covenants and agrees to act as master servicer under this Agreement for an initial term commencing on the Closing Date and expiring on _______, 200_ (the “Initial Term”).  [Thereafter, the Initial Term shall be extendible in the sole discretion of the Securities Insurer by written notice (each, a “Master Servicer Renewal Notice”) of the Securities Insurer (or the Indenture Trustee if a Securities Insurer Default is then occurring) for successive three month terms.  Each such Master Servicer Renewal Notice (if any) shall be delivered by the Securities Insurer to the other parties to this Agreement.]  The Master Servicer hereby agrees that, as of the date hereof and upon its receipt of any Master Servicer Renewal Notice, the Master Servicer shall be bound for the duration of the Initial Term and the term covered by any such Master Servicer Renewal Notice to act as the Master Servicer, subject to and in accordance with the other provisions of this Agreement.  The Master Servicer agrees that if, as of the last day of the calendar month preceding the last day of any such servicing term, the Master Servicer shall not have received a Master Servicer Renewal Notice [from the Securities Insurer], the Master Servicer shall, within ___ days thereafter, give written notice of such non-receipt to [the Securities Insurer and] the Indenture Trustee.  [The failure of the Securities Insurer to deliver a Master Servicer Renewable Notice by the end of any such three-month term shall result in the automatic termination of the Master Servicer.]

(j)

Non-renewal or Termination.  Upon any non-renewal or termination of the Master Servicer pursuant to this Section 4.01, the master servicing of the Mortgage Loans hereunder shall be transferred to a successor master servicer in accordance with the terms hereof.

(k)

Compensating Interest.  If Compensating Interest is owing with respect to such Payment Date, then the Master Servicer shall cause the Servicer to direct Compensating Interest, up to the amount of the sum of the Master Servicer Fee and the Servicing Fee for such Payment Date, into the Collection Account on or before the related Determination Date.  The Master Servicer shall fund the payment of Compensating Interest on any Payment Date first out of its Master Servicer Compensation for the related Payment Date, and if and only if such amount is not sufficient, shall cause any remaining amounts to be paid out of the Servicing Fee for the related Payment Date.  Any Servicing Fees used to pay Compensating Interest hereunder shall be repaid to the Servicer through the payment of Servicing Fee Recovery Amounts.

Section 4.02

Interim Servicer.  Until the transfer of servicing to the initial Servicer on the “servicing transfer date” as specified in the Servicing Agreement, the Master Servicer agrees, and the Issuer, Securityholders, the Security Insurer and the Indenture Trustee hereby assign and appoint the Master Servicer as the Servicer of the Mortgage Loans.  The Master Servicer shall be obligated to act as the Servicer of the Mortgage Loans and agrees to service the Mortgage Loans in accordance with Accepted Servicing Procedures until the transfer of servicing to the Servicer.  During the period in which the Master Servicer is acting as servicer, it shall be entitled to any Servicing Fee earned during such period.

Section 4.03

Powers of Attorney.  The Indenture Trustee shall execute, at the written direction of the Servicer or the Master Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Indenture Trustee to enable the Servicer or the Master Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Indenture Trustee shall not be accountable for the actions of the Servicer or the Master Servicer under such powers of attorney and shall be indemnified by the Master Servicer in accordance with Section 9.01 hereof.

Section 4.04

Filing of Continuation Statements.  On or before the fifth (or twelfth, as appropriate) anniversary of the filing of any financing statements by the Transferor and the Depositor, respectively, with respect to the assets conveyed to the Owner Trustee or to the Owner Trust, the Transferor and the Depositor shall prepare, have executed by the necessary parties and file in the proper jurisdictions at their expense all financing and continuation statements necessary to maintain the liens, security interests and priorities of such liens and security interests that have been granted by the Transferor and the Depositor, respectively, the Transferor and the Depositor shall continue to file on or before each fifth (or twelfth) anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to Section 9.1 of the Owner Trust Agreement.  The Indenture Trustee and Owner Trustee agree to cooperate with the Transferor and the Depositor in preparing, executing and filing such statements.  The filing of any such statement with respect to the Transferor and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.03 hereof and Section 2.04 of the Mortgage Loan Purchase Agreement.  If the Transferor or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or the Transferor or the Depositor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, each of the Transferor and the Depositor does hereby make, constitute and appoint the Owner Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.04 relating to assets conveyed to the Owner Trustee and the Depositor does hereby make, constitute and appoint the Indenture Trustee its attorney-in-fact, with full power and authority, to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.04 relating to assets conveyed to the Owner Trust.

Section 4.05

Reports to the Securities and Exchange Commission.  (a)  The Indenture Trustee shall, on behalf of the Issuer, cause to be filed with the Securities and Exchange Commission an initial report on Form 8-K and annual reports on Form 10-K by the Electronic Data Gathering and Retrieval System (EDGAR) electronic format (or any successor format) required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission thereunder.  The Indenture Trustee shall, on behalf of the Issuer, cause to be filed an initial report on Form 8-K.  Thereafter, within 10 days (or, if applicable, within such shorter period of time as is required under the SEC Rules) after each Payment Date, the Indenture Trustee shall, in accordance with industry standards, sign on behalf of the Trust and file with the Commission via EDGAR, a Form 10-D with (i) a copy of the statement to the Securityholders for such Payment Date and (ii) such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§229.1121) of Regulation AB, so long as such information is made available to the Indenture Trustee in a format compatible with EDGAR filing requirements.  The Indenture Trustee shall obtain on behalf of the Issuer, EDGAR access codes (or any successor codes) on behalf of the Issuer required for filing with the Securities and Exchange Commission.  Upon the request of the Indenture Trustee, each of the Servicer, the Administrator, the Owner Trustee, the Master Servicer and the Transferor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section 4.05.

(b)  On or prior to March 20th of each year beginning in March 20[  ] (or such earlier date as may be required by the Exchange Act and the rules and regulations promulgated thereunder), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff’s interpretations.  Such Form 10-K shall include (w) the certification in the form as may be required by Rules 13a-14 and 15d-14 under the Exchange Act, as applicable, and any existing or future directives or interpretations thereof or rules subsequently adopted by the Securities and Exchange Commission (the “Form 10-K Certification”), which Form 10-K Certification shall be signed by _________, (x) the annual statement of compliance and assessment of compliance with Servicing Criteria delivered by the Indenture Trustee, the Master Servicer, the Administrator, the Owner Trustee and the Servicer, Subservicer or applicable Subcontractor pursuant to this Agreement and any Transaction Document, (y) the related public accounting firm attestation reports and (z) such other information as is required by SEC Rules and Regulation AB.  If any party’s statement of compliance or assessment of compliance with Servicing Criteria required by clause (x) in the immediately preceding sentence, or the related public accounting firm attestation report required by clause (y) in the immediately preceding sentence, identifies any material instance of noncompliance with the Servicing Criteria specified in paragraph (d) of Item 1122 of Regulation AB (§229.1122(d)), the Indenture Trustee shall identify the material instance of noncompliance in such report in the Form 10-K; and in the event that the Indenture Trustee is unable to include any statement of compliance or assessment of compliance required by clause (x), or any public accounting firm attestation report required by clause (y), of the immediately preceding sentence in the Form 10-K, the Indenture Trustee shall disclose such fact in the Form 10-K together with an explanation as to why such report is not included as an exhibit in the Form 10-K.

ARTICLE V

ESTABLISHMENT OF TRUST ACCOUNTS

Section 5.01

Collection Account and Note Payment Account.

(a)

(1)  Establishment of Collection Account.  The Master Servicer, for the benefit of the Securityholders, the Indenture Trustee [and the Securities Insurer], shall cause to be established and maintained by the Indenture Trustee one or more Collection Accounts (collectively, the “Collection Account”), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled “Collection Account of _______________, as Indenture Trustee, in trust for the _______ Mortgage Loan Asset Backed Notes, Series 200_-_”.  The Collection Account may be maintained with the Indenture Trustee or any other depository institution, which satisfies the requirements set forth in the definition of Eligible Account.  The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Indenture Trustee [and the Securities Insurer].  A copy of such letter agreement shall be furnished to [the Securities Insurer and] the Indenture Trustee.  Funds in the Collection Account shall be invested in accordance with Section 5.03 hereof.  The Collection Account shall be established, as of the Closing Date, with ________________ as an Eligible Account pursuant to the definition thereof.  The Collection Account may, upon written notice to the Indenture Trustee, [and upon the written consent of the Securities Insurer,] be transferred to a different depository institution so long as such transfer is to an Eligible Account [acceptable to the Securities Insurer].

(2)

Establishment of Note Payment Account.  No later than the Closing Date, the Indenture Trustee, for the benefit of the Noteholders [and the Securities Insurer], shall cause to be established and maintained with the Indenture Trustee one or more Note Payment Accounts (collectively, the “Note Payment Account”), which shall be separate Eligible Accounts and may be interest-bearing, and which shall be entitled “Note Payment Account of ________________, as Indenture Trustee, in trust for the _______ Mortgage Loan Asset Backed Notes, Series 200_-_”.  Funds in the Note Payment Account shall be invested in accordance with Section 5.03 hereof.

(b)

(1)  Deposits to Collection Account.  The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication), within [one (1)] Business Day after receipt thereof, into the Collection Account and retain therein in trust for the benefit of the Noteholders [and the Securities Insurer]:

(i)

[all payments of principal and interest on the Mortgage Loans collected after the Cut-Off Date [or, in the case of Subsequent Mortgage Loans, the applicable Subsequent Cut-off Date];

(ii)

all Net Liquidation Proceeds;

(iii)

all Property Insurance Proceeds;

(iv)

all Released Mortgaged Property Proceeds;

(v)

any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Section 3.05 hereof;

(vi)

the deposit of the Termination Price under Section 11.01 hereof;

(vii)

interest and gains on funds held in the Collection Account;

(viii)

Monthly Advances pursuant to Section 4.02(h) hereof; and

(ix)

Compensating Interest pursuant to Section 4.02(k) hereof.]

The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Mortgage Loan that constitute additional servicing compensation pursuant to Section 7.03 hereof.

(2)

Deposits to Note Payment Account.  By the close of business on the fourth Business Day prior to each Payment Date, the Master Servicer shall cause the Servicer to withdraw from the Collection Account the Available Collection Amount and deposit such into the Note Payment Account for such Payment Date.

(3)

Withdrawals from Collection Account.  The Master Servicer shall cause the Servicer to also make the following withdrawals from the Collection Account, in no particular order of priority:

(i)

to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

(ii)

to withdraw any Servicing Advance Reimbursement Amounts and Monthly Advance Reimbursement Amounts; and

(iii)

to clear and terminate the Collection Account in connection with the termination of this Agreement.

(c)

Initial Withdrawals from Note Payment Account.  To the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer’s Monthly Remittance Report for such Payment Date) shall make withdrawals therefrom by 9:00 a.m.  (New York City time) on each Payment Date, for application in the following order of priority:

(i)

to distribute on such Payment Date the following amounts related to such Payment Date pursuant to the Indenture in the following order; (1) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates; (2) to the Servicer an amount equal to the Servicing Compensation (net of the sum of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Payment Dates; (3) to the Master Servicer an amount equal to the Master Servicer Compensation and all unpaid Master Servicer Compensation from prior Payment Dates; [and (4) to the Securities Insurer, an amount equal to the Guaranty Insurance Premium and all unpaid Guaranty Insurance Premiums from prior Payment Dates]; and

(ii)

subject to the priority of payments in Subsections 5.01[  ] and [  ] below, to deposit into the Certificate Distribution Account the applicable portions of the Available Payment Amount payable to the holders of the Residual Interest Certificates as calculated pursuant to Subsection 5.01[  ]) below on such Payment Date.

(d)

Regular Payment Amount Withdrawals from Note Payment Account.  On each Payment Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer’s Monthly Remittance Report for such Payment Date) shall distribute the Regular Payment Amount [and any Deficiency Amount paid by the Securities Insurer] in respect of such Payment Date from the Note Payment Account (in the case of all amounts distributable to Noteholders) and from the Certificate Distribution Account (in the case of all amounts distributable to Certificateholders), in the following order of priority:

[to be provided as applicable]

(e)

Excess Spread Withdrawals from Note Payment Account.  On each Payment Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer’s Monthly Remittance Report for such Payment Date) shall distribute the Excess Spread, if any, in the following order of priority (in each case after giving effect to all payments specified in Section 5.01[  ] hereof):

[to be provided as applicable]

(f)

All payments made on the Notes on each Payment Date will be made on a pro rata basis among the Noteholders of record of such Notes on the next preceding Record Date, without preference or priority of any kind, and, except as otherwise provided in the next sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes in original Denominations aggregating at least $_________ and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register.  The final payment on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final payment.

[Section 5.01A

Claims Under Guaranty Policy.  (a) If, on the second Business Day prior to the related Payment Date a Deficiency Amount exists, the Indenture Trustee shall give notice to the Securities Insurer and to its direction by telephone or telecopy of the amount of such deficiency by 12:00 noon, New York City time, on such Business Day.

(b)

At the time of the execution and delivery of this Agreement, and for the purposes of this Agreement, the Indenture Trustee shall establish a separate special purpose trust account for the benefit of the Noteholders called the “Policy Payments Account” and over which the Indenture Trustee shall have exclusive control and sole right of withdrawal.  The Indenture Trustee shall deposit any amount paid under the Guaranty Policy in the Policy Payments Account and distribute such amount only for purposes of making the Insured Payments for which a claim was made.  Such amounts shall be disbursed by the Indenture Trustee to Noteholders in the same manner as principal and interest payments are to be made with respect to the Notes under Sections regarding payment of Notes hereof.  It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to pay Insured Payments with other funds available to make such payments.  However, the amount of any payment of principal of or interest on the Notes to be paid from the Policy Payments Account shall be noted as provided in (d) below in the Payment Statement to be furnished to Noteholders.  Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

(c)

Any funds received by the Indenture Trustee as a result of any claim under the Guaranty Policy shall be applied by the Indenture Trustee, subject to Section 3.03 of the Indenture, together with the funds, if any, to be withdrawn from the Note Payment Account, directly to the payment in full of the Insured Payments due on the Notes (including Notes held for the Indenture Trustee’s own account).  Funds received by the Indenture Trustee as a result of any claim under the Guaranty Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Noteholders and may not be applied to satisfy any costs, expenses or liabilities of the Indenture Trustee.  Any funds remaining in the Policy Payments Account following a Payment Date shall promptly be remitted to the Securities Insurer except for funds held for the payment of Noteholders pursuant to Section 3.03 of the Indenture.

(d)

The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Securities Insurer into the Policy Payments Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note.  The Securities Insurer shall have the right to inspect such records at reasonable times upon one Business Day’s prior notice to the Indenture Trustee.

(e)

Subject to and conditioned upon payment of any interest or principal with respect to the Notes by or on behalf of the Securities Insurer, the Indenture Trustee shall assign to the Securities Insurer all rights to the payment of interest or principal on the Notes which are then due to the extent of all payments made by the Securities Insurer and the Securities Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent it has made a principal payment pursuant to the Guaranty Policy.  The Indenture Trustee agrees that the Securities Insurer shall be subrogated to all of the rights to payment of the Noteholders or in relation thereto to the extent that any payment of principal or interest was made to such Holders with payments made under the Guaranty Policy by the Securities Insurer.

(f)

In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any scheduled payment of principal of or interest on a Note has been voided in whole or in part as a Preference Amount, the Indenture Trustee shall so notify the Securities Insurer, shall comply with the provisions of the Guaranty Policy to obtain payment by the Securities Insurer of such voided scheduled payment, and shall, at the time it provides notice to the Securities Insurer, notify, by mail to Noteholders that, in the event that any Noteholder’s scheduled payment is so recovered, such Noteholders will be entitled to payment pursuant to the terms of the Guaranty Policy, a copy of which shall be made available through the Indenture Trustee, the Securities Insurer or the fiscal agent, if any, and the Indenture Trustee shall furnish to the Securities Insurer or its fiscal agent, if any, its records evidencing the payments of principal of and interest on the Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

(g)

The Indenture Trustee shall promptly notify the Securities Insurer of either of the following as to which it has actual knowledge:  (i) the commencement of any proceeding by or against the Depositor or the Issuer commenced under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a “Preference Claim”) of any payment of principal of, or interest on, the Notes.  Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, so long as a Securities Insurer Default shall not have occurred and be continuing, the Securities Insurer may at any time during the continuation of any Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Securities Insurer but subject to reimbursement as provided in the Insurance Agreement and (iii) the posting of any surety, supersedes or performance bond pending any such appeal.  In addition, and without limitation of the foregoing, as set forth (i) hereinbelow, the Securities Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law the rights of the Indenture Trustee and each Noteholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court under issued in connection with any such Insolvency Proceeding.

(h)

The Indenture Trustee shall furnish to the Securities Insurer or its fiscal agent its records evidencing the payments of principal of and interest on the Notes which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made.

(i)

Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Guaranty Policy shall not be considered payment by the Issuer, shall not discharge the Issuer in respect of its obligation to make such payment and shall not result in the payment of or the provision for the payment of the principal of or interest on the Notes within the meaning of Section 4.01 of the Indenture.  The Issuer and the Indenture Trustee acknowledge that without the need for any further action on the part of the Securities Insurer, the Issuer, or the Indenture Trustee (i) to the extent the Securities Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders, the Securities Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from the Issuer, and (ii) Noteholders shall be paid such principal and interest in their capacity as Noteholders but only from the sources and in the manner provided herein for the payment of such principal and interest.]

Section 5.02

Certificate Distribution Account.  (a) Establishment of Certificate Distribution Account.  No later than the Closing Date, the Master Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with the Indenture Trustee for the benefit of the Owner Trustee, on behalf of the Issuer and the Certificateholders, one or more Certificate Distribution Accounts (collectively, the “Certificate Distribution Account”), which shall be separate Eligible Accounts and may be interest-bearing, entitled “Certificate Distribution Account, __________________, as Indenture Trustee, in trust for the _______ Mortgage Loan Owner Trust Series 200_-_”.  Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.03 hereof.

(b)

Deposits to and Distributions from Certificate Distribution Account.  On each Payment Date the Indenture Trustee shall withdraw from the Note Payment Account all amounts required to be deposited into the Certificate Distribution Account with respect to such Payment Date pursuant to Section 5.01(c)(ii) hereof and, on behalf of the Owner Trustee, shall deposit such amounts into the Certificate Distribution Account.  The Indenture Trustee shall make payments of all remaining amounts on deposit in the Note Payment Account to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal thereof and interest thereon in accordance with Section 5.01(d) and (e) hereof.  The Indenture Trustee, on behalf of the Owner Trustee, shall distribute all amounts on deposit in the Certificate Distribution Account to the holders of the Residual Interest Certificates.  The Indenture Trustee, on behalf of the Owner Trustee, also shall withdraw from the Certificate Distribution Account any amount not required to be deposited in the Certificate Distribution Account or deposited therein in error.

(c)

Distributions on the Residual Interest Certificates.  All distributions made on the Residual Interest Certificates on each Payment Date will be made pro rata among the holders of the Residual Interest Certificates of record on the next preceding Record Date based on their percentage holdings in the Residual Interest, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Residual Interest Certificate in an original denomination aggregating at least a [50]% holding of the Residual Interest and shall have so notified the Indenture Trustee at least [5] Business Days prior thereto, and otherwise by check mailed to the address of such Residual Interest holder appearing in the Certificate Register.  The final distribution on each Residual Interest Certificate will be made in like manner, but only upon presentment and surrender of such Residual Interest Certificate at the location specified in the notice to holders of the Residual Interest Certificates of such final distribution.  Any amount distributed to the holders of the Residual Interest Certificates on any Payment Date shall not be subject to any claim or interest of holders of the other Notes.

Section 5.03

Trust Accounts; Trust Account Property.  (a) Control of Trust Accounts.  Each of the Trust Accounts (or interests therein) established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture.  In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture.  Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder.  Subject to Sections 5.01 and 5.02 hereof, the Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate.  If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall, within [ten] Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency [and the Securities Insurer] may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders[, the Securities Insurer] and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder shall also be subject to and established and maintained in accordance with the Owner Trust Agreement.  Subject to rights of the Indenture Trustee, the Noteholders [and the Securities Insurer] hereunder and under the Indenture, the Owner Trustee shall possess for the benefit of the Certificateholders [and the Securities Insurer] all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate.  Subject to the rights of the Indenture Trustee, the Noteholders [and the Securities Insurer], the Owner Trustee agrees, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee for the benefit of the Issuer and the parties entitled to payments and distributions therefrom, including, without limitation, the Certificateholders [and the Securities Insurer], and the Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account.  Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.01(c)(ii) hereof shall also be made for the benefit of the Indenture Trustee (including without limitation with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation, to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with subsections (b) and (c) of Section 5.02.

In accordance with Section 5.01 and 5.02 hereof, the Servicer or the Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Master Servicer or the Issuer to carry out their respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out their respective duties herein or under the Indenture or the Owner Trust Agreement, as applicable.

(1)

 Investment of Funds.  So long as no Master Servicer Event of Default shall have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable) in Permitted Investments, as directed by the Master Servicer.  Any directions for investment of funds in any Trust Account shall be made in writing or by telephone or facsimile transmission with confirmation in writing.  In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Payment Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to subsection (a)(2) of this Section.  All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee.  All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of ______________, as Indenture Trustee, in trust for the _________ Mortgage Loan Asset Backed Notes, Series 200_-_.  While the Indenture Trustee holds the Certificate Distribution Account, on behalf of the Owner Trustee, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name _______________, on behalf of the Owner Trustee, in trust for the _________ Mortgage Loan Asset Backed Notes, Series 200_-_.

(2)

Insufficiency and Losses in Trust Accounts.  If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account.  The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee, respectively, to perform in accordance with this Section 5.03 hereof or the Indenture Trustee is the obligor under the Permitted Investment and has defaulted thereon.

If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Master Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) into such Trust Account immediately upon the realization of such loss.  All interest and any other investment earnings on amounts held in any Trust Account shall be the income of the Issuer (or, when there is a single beneficial owner of a Residual Interest Certificate, such owner), and for federal and state income tax purposes the Issuer (or such single beneficial owner) shall be the owner (or beneficial owner in the case of the Collection Account).

(b)

No Liability for Losses.  Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

(c)

Delivery of Trust Account Property.  With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

(1)

any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Indenture Trustee; [and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;]

(2)

any Trust Account Property that constitutes property within clause (a) of the definition of “Delivery” in Section 1.1 hereof shall be delivered to and maintained by the Indenture Trustee in accordance with the definition of “Delivery” in Section 1.1 hereof and shall be held, pending maturity or disposition, solely by or on behalf of the Indenture Trustee; and

(3)

any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered to and maintained by the Indenture Trustee in accordance with the definition of “Delivery” in Section 1.1 hereof.

Section 5.04

Allocation of Losses. In the event that Net Liquidation Proceeds, Property Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Property Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first, to interest accrued at the Mortgage Loan Interest Rate and, then, to principal.

Section 5.05

[The Pre-Funding Account.  (a)  The Indenture Trustee shall establish and maintain in the Issuer’s name, a trust account entitled “[Pre-Funding Account], in trust for the benefit of the Holders of “____________ Mortgage Loan Owner Trust 200__-__Mortgage Loan Asset Backed Notes Series _____” and the funds therein shall be used solely for the purchase of Subsequent Mortgage Loans.  The Pre-Funding Account shall be an Eligible Account and if the account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Pre-Funding Account that is also an Eligible Account within five Business Days and transfer all funds and investment property on deposit in the Pre-Funding Account into such new Pre-Funding Account.  On the Closing Date, the Depositor shall cause to be deposited the Pre-Funding Amount, into the Pre-Funding Account.  On any subsequent Transfer Date, provided the conditions set forth in Section 2.01(a) have been fully satisfied, the Indenture Trustee shall cause to be withdrawn from the Pre-Funding Account an amount equal to the Transfer Price of any Subsequent Mortgage Loans as of any applicable Transfer Date sold to the Issuer and to pay such Transfer Price to the Depositor.  In no event shall the Indenture Trustee withdraw from the Pre-Funding Account an amount in excess of the Pre-Funding Amount or withdraw funds from the Pre-Funding Account during the Pre-Funding Period for any other purpose.

 (b)  Funds in the Pre-Funding Account may be invested by the Indenture Trustee in Permitted Investments at the written direction of the [Depositor].  All income and gain on such investments shall be for the benefit of the [Depositor] and shall be subject to withdrawal on order by the [Depositor] from time to time.  The amount of any losses incurred in respect of any such investments shall be paid by the [Depositor] by a deposit in the Pre-Funding Account out of its own funds, without any right of reimbursement therefor, immediately as realized.

On the Business Day immediately following the end of the Pre-Funding Period, the Indenture Trustee shall transfer any amounts on deposit in the Pre-Funding Account to the Note Payment Account for distribution on the Payment Date occurring in [            ] as principal to the Holders of the Notes in accordance with this Article V.]

Section 5.06

[The Capitalized Interest Account.  (a)  The Indenture Trustee shall establish and maintain a trust account (the “Capitalized Interest Account”).  The Capitalized Interest Account shall be entitled “Capitalized Interest Account, in trust for the benefit of the Holders of ____________ Mortgage Loan Owner Trust 200__-__Mortgage Loan Asset Backed Notes Series _____.”  The Capitalized Interest Account shall be an Eligible Account.  On the Closing Date, the [Depositor] shall deposit in the Capitalized Interest Account the Original Capitalized Interest Amount.  On the Business Day preceding any Payment Date occurring during the Pre-Funding Period, the Indenture Trustee shall withdraw from the Capitalized Interest Account an amount equal to the Capitalized Interest Requirement for deposit into the Note Payment Account for distribution to Noteholders in accordance with this Article V on such Payment Date.

(b)

Amounts on deposit in the Capitalized Interest Account may be invested by the Indenture Trustee in Permitted Investments at the written direction of the [Depositor].  All investment income and other gain on such investments shall be for the benefit of the [Depositor] and shall be subject to withdrawal on order of the [Depositor] from time to time.  The amount of any losses incurred in respect of any such investments shall be paid by the [Depositor] by a deposit into the Capitalized Interest Account of its own funds, immediately as realized.  In the event the [Depositor] does not provide written direction to the Indenture Trustee pursuant to this Section, all funds on deposit in the Capitalized Interest Account shall be invested in a money market or common trust fund as described in paragraph [(vi)] of the definition of “Permitted Investments” set forth in Article I.

(c)

On the Distribution Date in [     ], all amounts, if any, on deposit in the Capitalized Interest Account shall be withdrawn by the Indenture Trustee and distributed to the [Depositor] and the Capitalized Interest Account shall be terminated.]

ARTICLE VI

STATEMENTS AND REPORTS; WITHHOLDING

Section 6.01

Statements.  (a) No later than each Determination Date, the Master Servicer shall cause the Servicer to deliver to the Indenture Trustee and the Master Servicer by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer’s Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., “________ Mortgage Loan Owner Trust 200_-_”), the Series designation of the Notes (i.e., “Series 200_-_”) and the date of this Agreement, all in substantially the form set out in Exhibit B hereto.  Furthermore, Master Servicer shall cause the Servicer to deliver to the Master Servicer and the Indenture Trustee no later than each Determination Date, a magnetic tape or computer disk providing such information regarding the Servicer’s activities in servicing the Mortgage Loans during the related Due Period as the Indenture Trustee or the Master Servicer may reasonably require.  The Master Servicer shall also cause the Servicer to deliver any Loan Liquidation Reports pursuant to Section 4.10(a) hereof.

(b)

On each Payment Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the “Payment Statement”) to the Depositor, [the Securities Insurer,] the Master Servicer, the Securityholders and the Rating Agencies, stating the date of original issuance of the Notes (day, month and year), the name of the Issuer (i.e,. “_______ Mortgage Loan Owner Trust 200_-_”), the Series designation of the Notes (i.e., “Series 200_-_”), the date of this Agreement and the following information:

(1)

[the Available Collection Amount, Available Payment Amount, the Regular Payment Amount and the Excess Spread for the related Payment Date;

(2)

the Note Principal Balance of the Notes before and after giving effect to payments made to the holders of such Notes on such Payment Date, and the Pool Principal Balance as of the first and last day of the related Due Period;

(3)

the Note Factor with respect to the Notes then outstanding;

(4)

the amount of principal, if any, and interest to be distributed to the Notes on the related Payment Date;

(5)

the Note Interest Rate and Noteholders’ Interest Carry-Forward Amount, if any, on the related Payment Date;

(6)

as of such Payment Date, the Overcollateralization Amount, the Overcollateralization Target Amount and any Overcollateralization Deficiency Amount or any Overcollateralization Reduction Amount, and any such amount to be distributed to the Noteholders or the holders of the Residual Interest on such Payment Date;

(7)

the Master Servicer Compensation, the Servicing Compensation, the Indenture Trustee Fee, and the Guaranty Insurance Premium, for such Payment Date;

(8)

as of such Payment Date, the Net Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses as of such Payment Date;

(9)

the weighted average maturity of the Mortgage Loans and the weighted average Mortgage Loan Interest Rate of the Mortgage Loans;

(10)

the number of and aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the percent of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balances of all Mortgage Loans, all as of the close of business on the last day of the related Due Period;

(11)

the number of and the aggregate Principal Balance of the Mortgage Loans in bankruptcy proceedings and the percent of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balances of all Mortgage Loans, all as of the close of business on the last day of the related Due Period;

(12)

the number of Foreclosure Properties, the aggregate Principal Balance of the related Mortgage Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balances of all Mortgage Loans, all as of the close of business on the last day of the related Due Period;

(13)

during the related Due Period (and cumulatively, from the Closing Date [(or, in the case of Subsequent Mortgage Loans, the related Transfer Date] through the most current Due Period), the number and aggregate Principal Balance of Mortgage Loans for each of the following:  (A) that became Defaulted Mortgage Loans, (B) that became Liquidated Mortgage Loans, (C) that became Deleted Mortgage Loans pursuant to Section 3.05 hereof as a result of such Deleted Mortgage Loans being Defective Mortgage Loans, and (D) that became Deleted Mortgage Loans pursuant to Section 3.05 hereof as a result of such Deleted Mortgage Loans being Defaulted Mortgage Loans or a Mortgage Loan in default or imminent default;

(14)

the scheduled principal payments and the principal prepayments received with respect to the Mortgage Loans during the Due Period;

(15)

the number and aggregate Principal Balance of Mortgage Loans that were 30, 60 or 90 days Delinquent as of the close of business on the last day of the related Due Period and the Six Month Average Delinquency, the Three-Month Average Annualized Losses and the cumulative Realized Losses;

(16)

the amount of any Insured Payment included in the amounts distributed to the Noteholders on such Payment Date; and

(17)

[the amount of any Securities Insurer Reimbursement Amount to be paid to the Securities Insurer on such Payment Date and the amount of any Securities Insurer Reimbursement Amount remaining unsatisfied following such payment].]

In the case of information furnished to Noteholders pursuant to subclause (b)(4) of this Section 6.01,  the amounts shall be expressed as a dollar amount per Note with a $1,000 Denomination.

In addition to the information listed above, such report shall also include such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§ 229.1121) of Regulation AB.

All reports prepared by the Indenture Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.  In no event shall the Indenture Trustee be obligated to provide information required pursuant to this Section 6.01(b) if it has not timely received the necessary information form the Servicer to provide such information.

(c)

Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Noteholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (b) of this Section 6.01, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder.

(d)

On each Payment Date, the Indenture Trustee shall forward to The Depository Trust Company and to the holders of the Residual Interest Certificates a copy of the Payment Statement in respect of such Payment Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest Certificates on such Payment Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

(e)

Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of Residual Interest Certificates, if requested in writing by such Person, a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest Certificates.

(f)

The Indenture Trustee shall forward to each Noteholder and each holder of a Residual Interest Certificate, during the term of this Agreement, such periodic, special or other reports, including information tax returns or reports required with respect to the Notes and the Residual Interest Certificates, as shall be necessary, reasonable, or appropriate with respect to the Noteholders or the holders of Residual Interest Certificates, or otherwise with respect to the purposes of this Agreement, all such reports or information in the case of the Residual Interest Certificates to be provided by and in accordance with such applicable instructions and directions as the Majority Residual Interestholders may reasonably require.

(g)

[The Master Servicer promptly shall notify each Rating Agency if the Securities Insurer waives or changes the Overcollateralization Target Amount, the OC Trigger Increase Event, the Spread Squeeze Amount or the Step Down Test.]

(h)

Reports and computer tapes furnished by the Servicer and the Indenture Trustee to the Master Servicer [and the Securities Insurer] pursuant to this Agreement shall be deemed confidential and of a proprietary nature and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement.  No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Transferor or the Servicer or for any other purpose except as set forth in this Agreement.

Section 6.02

Withholding.  The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local laws, with respect to the withholding from any payments made to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient.  Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been paid to the Noteholders for all purposes of this Agreement or the Indenture.

ARTICLE VII

GENERAL SERVICING PROCEDURES

Section 7.01

Servicing Advances.  The Master Servicer shall cause the Servicer to make Servicing Advances under Section __ of the Servicing Agreement.  The Indenture Trustee shall make any Servicing Advance that the Servicer fails to make.  The Indenture Trustee shall be reimbursed for funds so advanced out of Servicing Compensation on subsequent Payment Dates.

Section 7.02

Release of Mortgage Loan Files.  If with respect to any Mortgage Loan:

(i)

the outstanding Principal Balance of such Mortgage Loan plus all interest accrued thereon shall have been paid;

(ii)

the Servicer shall have received, in escrow, payment in full of such Mortgage Loan in a manner customary for such purposes;

(iii)

such Mortgage Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Mortgage Loan has been conveyed to the Owner Trustee pursuant to Section 3.05 hereof;

(iv)

such Mortgage Loan or the related Foreclosure Property has been sold in connection with the termination of the Issuer pursuant to Section 11.01 hereof; or

(v)

such Mortgage Loan is a Defaulted Mortgage Loan or a Liquidated Mortgage Loan that is liquidated or disposed of or the related Foreclosure Property has been sold.

then in each such case, an Officer’s Certificate of the Servicer pursuant to Section __ of the Servicing Agreement to the effect that the Servicer has complied with all of its obligations under this Agreement and the Servicing Agreement with respect to such Mortgage Loan and requesting that the Custodian release to the Servicer the related Indenture Trustee’s Mortgage Loan File.  Upon the receipt of such Officer’s Certificate, the Custodian shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the applicable Custodian to release (unless such Indenture Trustee’s Mortgage Loan File has previously been released), the related Indenture Trustee’s Mortgage Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Mortgage Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

(b)

If a temporary release of the Indenture Trustee’s Mortgage Loan File is necessary or appropriate for the servicing (which may include any modification or foreclosure) of any Mortgage Loan, then upon the request of the Servicer pursuant to Section __ of the Custodial Agreement the Custodian shall release the related Indenture Trustee’s Mortgage Loan File (or any requested portion thereof) to the Servicer.

Section 7.03

Servicing Compensation   As compensation for its services under the Servicing Agreement, the Servicer shall be entitled to receive from the Collection Account the Servicing Fee, out of which the Servicer shall pay any subservicing fees to any subservicer.  Additional servicing compensation in the form of assumption fees, __% of late charges collected, modification fees, and other administrative fees, insufficient funds charges shall be part of the Servicing Compensation payable to the Servicer hereunder and under Section __ of the Servicing Agreement and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to Section 5.01(b)(1) hereof or, if deposited in the Collection Account, as part of the Servicing Compensation withdrawn from the Collection Account or Note Payment Account.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and under the Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided for herein or in Section 8.1 thereof.

Section 7.04

Statement as to Compliance and Financial Statements. (a)  The Master Servicer shall cause the Servicer and each successor Servicer to deliver or cause to be delivered to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator, the Master Servicer and the Rating Agencies on or before March [1] of each calendar year, commencing in 20[  ], a statement of compliance addressed to such parties and signed by an authorized officer of such Servicer to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and the Servicing Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and status thereof.

Contemporaneously with the submission of the statement of compliance required by the preceding paragraph, the Master Servicer shall cause the Servicer to deliver or cause to be delivered to the Indenture Trustee, [the Securities Insurer,] the Administrator, the Master Servicer and the Owner Trustee a copy of the Servicer’s annual audited financial statements prepared in the ordinary course of business.  The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

The Master Servicer shall also cause the Servicer to furnish and certify to the requesting party such other information as to (i) the Servicer’s organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) the Servicer’s financial condition, (iii) the Mortgage Loans and (iv) the performance of the obligations of any Subservicer under any Subservicing Agreements, in each case as the Indenture Trustee, the Owner Trustee, the Administrator, the Master Servicer[, the Securities Insurer] or the Depositor may reasonably request from time to time.

(b)  The Master Servicer shall cause the Servicer and each successor Servicer on or before March 1 of each calendar year, to deliver to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Master Servicer a report regarding its assessment of compliance with the Servicing Criteria specified in paragraph (d) of Item 1122 of Regulation AB (§ 229.1122(d)), as of and for the period ending the end of each fiscal year, with respect to asset-backed security transactions taken as a whole involving the Servicer and that are backed by the same asset type as the Mortgage Loans.  Each such report shall include all of the statements required under paragraph (a) of Item 1122 of Regulation AB (§ 229.1122(a)).

(c)  The Master Servicer shall cause the Servicer and each successor Servicer to promptly notify the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Master Servicer (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the Indenture Trustee and the Depositor) at any time an affiliate of any of the Transferor, the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Master Servicer or any Subservicer, Subcontractor or any “originator” contemplated by Item 1110 (§ 229.1110) of Regulation AB, any significant obligor contemplated by Item 1112 (§ 229.1112) of Regulation AB, any enhancement or support provider contemplated by Items 1114 or 1115 (§§ 229.1114-1115) of Regulation AB or any other material party to the Issuer contemplated by Item 1100(d)(1) (§ 229.1100(d)(1)) of Regulation AB.

Section 7.05

Independent Public Accountants’ Attestation.  On or before March 1 of each calendar year, the Master Servicer shall require that the Servicer comply with Section __ of the Servicing Agreement and cause any nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Master Servicer that attests to, and reports on, the assessment made by the Servicer pursuant to Section 7.04(b).  Such report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

Notwithstanding anything to the contrary set forth herein, as a condition to the utilization of any Subservicer or Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122, the Master Servicer shall cause the Servicer to obtain from any such Subservicer or Subcontractor used by the Servicer for the benefit of the Depositor a written agreement from such Subservicer or Subcontractor (in form and substance satisfactory to the Depositor) to comply with the provisions of Sections 7.04 and 7.05 of this Agreement to the same extent as if such Subservicer or Subcontractor were the Servicer.

Section 7.06

Reports to the Indenture Trustee; Collection Account Statements.   If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Master Servicer shall cause the Servicer to forward to the Indenture Trustee[, the Securities Insurer] and the Master Servicer, a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1) hereof, the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(2) and (3) hereof, in each case, for the related Due Period.

Section 7.07

Financial Statements and Records of Servicer.  The Master Servicer shall require that the Servicer agree to provide the books, records or information, and/or access thereto, of the types required of the Master Servicer in Section 9.08 herein, to the Indenture Trustee, the Owner Trustee, the Depositor[, the Securities Insurer] and each of their respective agents, upon terms substantially similar to the terms set forth in Section 9.08.

ARTICLE VIII

(RESERVED)

ARTICLE IX

THE MASTER SERVICER

Section 9.01

Indemnification; Third Party Claims   (a) The Master Servicer shall indemnify the Transferor, the Owner Trustee, the Issuer, the Depositor[, the Securities Insurer] and the Indenture Trustee (each an “Indemnified Party”) and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Master Servicer’s representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.

(b)

The Transferor, the Depositor, the Owner Trustee[, the Securities Insurer] or the Indenture Trustee, as the case may be, shall promptly notify the Master Servicer if a claim is made by a third party with respect to a breach of any of the Master Servicer’s representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.  The Master Servicer shall promptly notify the Indenture Trustee, the Owner Trustee[, the Securities Insurer] and the Depositor of any claim of which it has been notified pursuant to this Section 9.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

(c)

The Master Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party.  The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Master Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Master Servicer, (ii) the Master Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Master Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Master Servicer.  The Master Servicer shall not be liable for any settlement of any such claim or action unless the Master Servicer shall have consented thereto or be in default on its obligations hereunder.  Any failure by an Indemnified Party to comply with the provisions of this Section 9.01 shall relieve the Master Servicer of liability only if such failure is materially prejudicial to the position of the Master Servicer and then only to the extent of such prejudice.

(d)

The provisions of this Section 9.01 shall survive the replacement of the Master Servicer; provided, that no successor master servicer shall be liable for (or required to indemnify any party for) any act or omission of any predecessor master servicer.

Section 9.02

Merger or Consolidation of the Master Servicer.  The Master Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its authorization or qualification to do business as a foreign corporation and maintain, or cause an affiliate approved by the other parties hereto to maintain, such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement; provided, however, that the Master Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

[With the consent of the Securities Insurer,] any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an Eligible Servicer and shall be the successor of the Master Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Master Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Owner Trustee, [the Securities Insurer,] the Servicer and the Issuer.

Section 9.03

Limitation on Liability of the Master Servicer and Others.  The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder.  Subject to the terms of Section 9.01 hereof, the Master Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Master Servicer’s duty to service the Mortgage Loans in accordance with this Agreement.

Section 9.04

Master Servicer Not to Resign; Assignment.  The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Owner Trustee[, the Securities Insurer] and Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Master Servicer) to the Owner Trustee[, the Securities Insurer] and the Indenture Trustee.  No resignation of the Master Servicer shall become effective until a successor master servicer appointed by the Depositor and acceptable to the Rating Agencies[, the Securities Insurer] and the Indenture Trustee shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

Notwithstanding anything to the contrary set forth herein, as a condition to the utilization of any Subservicer or Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122, the Master Servicer shall obtain from any such Subservicer or Subcontractor used by the Master Servicer for the benefit of the Depositor a written agreement from such Subservicer or Subcontractor (in form and substance satisfactory to the Depositor) to comply with the provisions of Sections 9.10 and 9.11 of this Agreement to the same extent as if such Subservicer or Subcontractor were the Master Servicer.

The Master Servicer agrees to cooperate with any successor master servicer in effecting the transfer of the Master Servicer’s servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 9.04.

Section 9.05

[Reserved.]

Section 9.06

Relationship of Master Servicer to the Issuer and the Indenture Trustee.  The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

Section 9.07

Master Servicer May Own Securities   Each of the Master Servicer and any Affiliate of the Master Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Master Servicer or an Affiliate thereof except as otherwise specifically provided herein.  Securities so owned by or pledged to the Master Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Master Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement.  The Master Servicer shall notify the Indenture Trustee [and the Securities Insurer] promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

Section 9.08

Right to Examine Master Servicer Records.  The Indenture Trustee, the Owner Trustee, the Depositor[, the Securities Insurer] and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Master Servicer (including, without limitation, the Servicer), whether held by the Master Servicer or by another on behalf of the Master Servicer, which may be relevant to the performance or observance by the Master Servicer of the terms, covenants or conditions of this Agreement.  In the case of the supervisory agents and examiners of the Issuer, the Indenture Trustee, the Owner Trustee[, the Securities Insurer] and the Securityholders, access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

The Master Servicer also agrees to make available on a reasonable basis to the Depositor, the Securityholders or any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor, the Securityholders and any prospective Securityholder to inspect the Servicer’s servicing facilities during normal business hours for the purpose of satisfying that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

Each Securityholder, the Indenture Trustee, [the Securities Insurer,] the Master Servicer and the Owner Trustee agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

Section 9.09

Financial Statements   The Master Servicer understands that, in connection with the transfer of the Notes, Noteholders [and the Securities Insurer] may request that the Master Servicer make available to the Noteholders and to prospective Noteholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

Section 9.10

  Annual Statement as to Compliance.   (a)  On or before March [1] of each calendar year, commencing in 20[   ], the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Rating Agencies a statement of compliance addressed to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Rating Agencies and signed by an authorized officer of the Master Servicer, to the effect that (i) a review of the Master Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and status thereof.

(b)

On or before March 1 of each calendar year, the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer] and the Administrator a report regarding its assessment of compliance with the Servicing Criteria specified in paragraph (d) of Item 1122 of Regulation AB (§ 229.1122(d)), as of and for the period ending the end of each fiscal year, with respect to asset-backed security transactions taken as a whole involving the Master Servicer and that are backed by the same asset type as the Mortgage Loans.  Each such report shall include all of the statements required under paragraph (a) of Item 1122 of Regulation AB (§ 229.1122(a)).

(c)

The Master Servicer shall promptly notify the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer] and the Administrator (i) of any legal proceedings pending against the Master Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Master Servicer shall become (but only to the extent not previously disclosed to the Indenture Trustee and the Depositor) at any time an affiliate of any of the Transferor, the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer,] the Administrator and the Servicer or any Subservicer, Subcontractor or “originator” contemplated by Item 1110 (§ 229.1110) of Regulation AB, any significant obligor contemplated by Item 1112 (§ 229.1112) of Regulation AB, any enhancement or support provider contemplated by Items 1114 or 1115 (§§ 229.1114-1115) of Regulation AB or any other material party to the Trust contemplated by Item 1100(d)(1) (§ 229.1100(d)(1)) of Regulation AB.

Section 9.11

Annual Independent Public Accountant’s Servicing Report.  On or before March 1 of each calendar year, the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Depositor, [the Securities Insurer] and the Administrator a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Master Servicer pursuant to Section 9.10(b).  Such report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

ARTICLE X

DEFAULT

Section 10.01

Master Servicer Events of Default.  (a) Master Servicer Event of Default.  A Master Servicer Event of Default shall include the occurrence and continuation of one or more of the following:

(i)

(1)  Any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) hereof any payments in respect of the Mortgage Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; (2) any failure of the Servicer to pay when due any amount payable by it under the Servicing Agreement or this Agreement; or (3) the occurrence and continuance of any other Servicer Event of Default (as defined in Exhibit E hereto) which Servicer Event of Default continues unremedied for a period of 30 days after the date on which a Notice of Default requiring such failure to be remedied shall have been given (a) to the Servicer and the Master Servicer by the Indenture Trustee[, or the Securities Insurer], or (b) to the Servicer, the Master Servicer, the Indenture Trustee, the Owner Trustee [and the Securities Insurer] by the Majority Noteholders.

(ii)

The failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which a Notice of Default requiring such failure to be remedied shall have been given (a) to the Master Servicer by the Indenture Trustee, the Owner Trustee [or the Securities Insurer], or (b) to the Master Servicer, the Indenture Trustee, the Owner Trustee [and the Securities Insurer] by the Majority Noteholders.

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days.

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer’s property.

(v)

The Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

(vi)

The Majority Noteholders [and the Securities Insurer, collectively, or the Securities Insurer, individually,] shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, and shall give the Master Servicer a Notice of Default, that:

(1)

the Master Servicer or Servicer has experienced a material adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects; or

(2)

the Master Servicer or Servicer or any of their subsidiaries or parent has defaulted on any of its material obligations; or

(3)

the Master Servicer is no longer able to discharge its duties under this Agreement or the Servicer is no longer able to discharge its duties under the Servicing Agreement; or

(4)

the Master Servicer has ceased to conduct its business in the ordinary course;

provided, however, that the Master Servicer shall have five Business Days from the receipt of such Notice of Default to cure such Master Servicer Event of Default by providing the foregoing parties with written assurances that, in a reasonable and good faith manner, substantiate the financial and operational well-being of the Master Servicer or Servicer, as appropriate, and adequately refute the occurrence of a material adverse change, including, without limitation, information, reports or written assurances obtained from certain of its lenders or lenders to the Servicer.

(vii)

An event of default has occurred and is continuing under the Indemnification Agreement.

(b)

Remedies.  If a Servicer Event of Default (as defined in Exhibit E hereto) shall occur and be continuing or the Servicer’s term of service has not been renewed pursuant to Section __ of the Servicing Agreement, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, [the Securities Insurer] or the Indenture Trustee, the Owner Trustee or the Majority Noteholders, by a Notice of Default to the Master Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, [with the consent of the Securities Insurer] may require the Master Servicer to terminate all the rights and obligations of the Servicer under the Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer under the Servicing Agreement.  Upon termination of the Servicer following such Notice of Default, all authority and power of the Servicer under the Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall, [at the direction of the Securities Insurer,] pass to, be transferred to, and be vested in either:  (1) a successor servicer [acceptable to the Securities Insurer]; or (2) the Master Servicer, or (3) the Indenture Trustee.  If a Master Servicer Event of Default shall occur and be continuing, then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied[, the Securities Insurer] or the Indenture Trustee, or the Majority Noteholders, by a Notice of Default to the Master Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, [with the consent of the Securities Insurer,] may terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as Master Servicer under this Agreement.  Upon termination of the Master Servicer following such Notice of Default, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, [at the direction of the Securities Insurer] pass to, be transferred to, and be vested in either:  (1) a successor master servicer [reasonably acceptable to the Securities Insurer]; or (2) the Indenture Trustee.

Upon the termination of the Master Servicer and transfer to a successor, master servicer, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents.  The Master Servicer agrees to cooperate with the successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder.

Section 10.02

[Reserved].

Section 10.03

Waiver of Defaults.  The [Securities Insurer,] and the Majority Noteholders may [with prior consent of the Securities Insurer], on behalf of all Noteholders, waive any events permitting removal of the Servicer or Master Servicer pursuant to this Article X; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note or distribution on a Residual Interest Certificate without the consent of the related Noteholder or holder of the Residual Interest Certificate.  Upon any waiver of a past default, such default shall cease to exist and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

Section 10.04

Accounting Upon Termination of Master Servicer.  Upon termination of the Master Servicer under this Article X, the Master Servicer shall, at its own expense execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of master servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer under this Agreement.

ARTICLE XI

TERMINATION

Section 11.01

Termination.  This Agreement shall terminate upon notice to the Indenture Trustee of either:

(a)

the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, or (ii) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Servicer, the Indenture Trustee, the Owner Trustee, the Issuer, the Master Servicer[, the Securities Insurer] and any Custodian; or

(b)

the mutual consent of the Servicer, the Master Servicer, the Depositor, the Transferor[, the Securities Insurer] and all Securityholders in writing.

Section 11.02

Optional Termination.  On or after any Payment Date on which the Pool Principal Balance declines to ___% or less of the Original Pool Principal Balance, then the Majority Residual Interestholders may, at their option, effect an early termination of the Issuer.  On or after any Payment Date on which the Pool Principal Balance declines to ___% or less of the Original Pool Principal Balance, then [the Securities Insurer or] the Master Servicer may, at their respective options, effect an early termination of the Issuer.  The Majority Residual Interestholders[, the Securities Insurer] or the Master Servicer, as applicable, shall effect such early termination by providing prior notice thereof to the Servicer, the Indenture Trustee, the Master Servicer[, the Securities Insurer] and Owner Trustee and by purchasing all of the Mortgage Loans from the Issuer at a purchase price, payable in cash, equal to or greater than the Termination Price.  The expense of any Independent appraiser required under this Section 11.02 shall be a nonreimbursable expense of Majority Residual Interestholders[, the Securities Insurer] or the Master Servicer, as applicable.

Any such early termination by the Majority Residual Interestholders[, the Securities Insurer] or the Master Servicer, as applicable, shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid.  The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1) hereof and any amounts withdrawn therefrom by the Indenture Trustee pursuant to Section 5.01(b)(3) hereof) shall be transferred to the Note Payment Account pursuant to Section 5.01(b)(2) hereof for payment to Noteholders [and the Securities Insurer] on the succeeding Payment Date; and any amounts received with respect to the Mortgage Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final Payment Date shall belong to the purchaser thereof [or the Securities Insurer, as applicable].  For purposes of calculating the Available Payment Amount for such final Payment Date, amounts transferred to the Note Payment Account immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(d) and (e) hereof.

Section 11.03

Notice of Termination.  Notice of termination of this Agreement or of early redemption and termination of the Issuer shall be sent (i) by the Indenture Trustee to the Noteholders [and the Securities Insurer] in accordance with Section 10.02 of the Indenture and (ii) by the Owner Trustee to the Certificateholders in accordance with Section 9.1(d) of the Owner Trust Agreement.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Acts of Noteholders.  Except as otherwise specifically provided herein, whenever action, consent or approval of the Noteholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

Section 12.02

Amendment.  (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Transferor, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, [but with the consent of the Securities Insurer,] to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Noteholders.  An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Noteholders if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment obtains the Ratings Confirmation with respect to such amendment.

(b)

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Transferor, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders [and the Securities Insurer], for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Note, without the consent of the holders of 100% of the Notes affected thereby [and the Securities Insurer], (ii) adversely affect in any material respect the interests of the holders of any of the Notes [or the Securities Insurer] in any manner other than as described in clause (i), without the consent of the holders of 100% of such Notes [or the Securities Insurer], or (iii) reduce the percentage of any of the Notes, the consent of which is required for any such amendment, without the consent of the holders of 100% of such Notes [and the Securities Insurer].

(c)

It shall not be necessary for the consent of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

Section 12.03

Recordation of Agreement.  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders’ expense on direction of the Majority Noteholders [or the Securities Insurer], but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 12.04

Duration of Agreement.  This Agreement shall continue in existence and effect until terminated as herein provided.

Section 12.05

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Section 12.06

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to:

(a)

in the case of the Depositor, HSI Asset Securitization Corporation, 452 Fifth Avenue, New York, New York 10018, Attention:  {________________], or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor;

(b)

in the case of the Issuer, at ________ Mortgage Loan Owner Trust 200_-_, c/o [______________________], [_____________________], Attention:  [____________], or such other address as may hereafter be furnished to the Securityholders and the other parties hereto;

(c)

in the case of the Transferor and Master Servicer, _________ _________, [_________________], Attention:  [___________], or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor;

(d)

in the case of the Indenture Trustee, _______,____________________ __________________________;

(e)

in the case of the Securityholders, as set forth in the applicable Note Register;

(f)

[in the case of a claim under the Guaranty Policy, _______________ ____________________________, or such other address as may be furnished to the Securityholders and the other parties hereto in writing by the Securities Insurer];

(g)

[in the case of the Securities Insurer, ______________________, Attention:  [____________] (_________ Mortgage Loan Asset Backed Notes, Series 200_-_);] or

(h)

in the case of the Servicer, to _________________________________ _______________, Attention:  _____________, _________ Series 200_-_; provided that during the period that the Master Servicer is acting as Servicer, notices shall be sent to the Master Servicer.

Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

Section 12.07

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 12.08

No Partnership.  Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

Section 12.09

Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

Section 12.10

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Depositor, the Indenture Trustee, the Issuer, the Noteholders, [the Securities Insurer,] the Master Servicer and their respective successors and permitted assigns.

Section 12.11

Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 12.12

Actions of Securityholders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer, the Indenture Trustee or the Issuer.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer, the Indenture Trustee and the Issuer if made in the manner provided in this Section 12.12.

(b)

The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner, which the Depositor, the Servicer, the Indenture Trustee or the Issuer deems sufficient.

(c)

Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer, the Indenture Trustee[, the Securities Insurer] or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

(d)

The Depositor, the Servicer, the Indenture Trustee or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

Section 12.13

Reports to Rating Agencies.  (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

(i)

copies of amendments to this Agreement;

(ii)

notice of any substitution or repurchase of any Mortgage Loans;

(iii)

notice of any termination, replacement, succession, merger or consolidation of the Servicer, the Master Servicer, any Custodian or the Issuer;

(iv)

notice of final payment on the Notes;

(v)

any Notice of Default;

(vi)

copies of the annual independent accountants’ report delivered pursuant to Section 7.05 hereof, and copies of any compliance reports delivered by the Servicer including under Section 7.04 hereof; and

(vii)

copies of any Payment Date Statement pursuant to Section 6.01(b) hereof.

(b)

With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies, such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses:  (i) if to ________________.

Section 12.14

Holders of the Residual Interest Certificates.  (a) Any sums to be distributed or otherwise paid hereunder or under the Owner Trust Agreement to the holders of the Residual Interest Certificates shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest;

(b)

Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest Certificates, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.

Section 12.15

[Grant of Noteholder Rights to Securities Insurer.  In consideration for the guarantee of the Insured Securities by the Securities Insurer pursuant to the Guaranty Policy, and by acceptance of an Insured Security, the Noteholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Insured Securities for the purpose of exercising the rights of the holders of the Insured Securities under this Agreement, without the consent of any such Noteholders, including the voting rights of such holders, but excluding those rights requiring the consent of all such holders under Section 12.02(b), and any rights of such holders to payments under Section 5.01 (d) and (e) hereof and under Section 8.02(c) of the Indenture; provided that the preceding grant of rights to the Securities Insurer by the Noteholders shall be subject to Section 12.17 hereof.  The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Majority Noteholders hereunder will terminate at such time as the Principal Balance of Insured Securities have been reduced to zero and the Securities Insurer has been paid the Securities Insurer Reimbursement Amount in full and all other amounts owed under the Guaranty Policy and Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.]

Section 12.16

[Third Party Beneficiary.  The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.]

Section 12.17

[Suspension and Termination of Securities Insurer’s Rights.  (a)During the continuation of a Securities Insurer Default, the rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Majority Noteholders; provided, however, that the Securities Insurer shall be entitled to any payments of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under Section 11.01 to consent to the termination of this Agreement and Section 12.02 to consent to any amendment of this Agreement.

(b)

At such time as either (i) the Principal Balances of the Insured Securities have been reduced to zero or (ii) the Guaranty Policy has been terminated, and in either case of (i) or (ii) the Securities Insurer has been paid the Securities Insurer Reimbursement Amount in full and all other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Noteholders (including in certain instances the Majority Noteholders) shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Noteholders (including the Majority Noteholders).]

IN WITNESS WHEREOF, the Issuer, the Depositor, the Transferor, the Servicer, the Master Servicer and the Indenture Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

_________ MORTGAGE LOAN OWNER

TRUST SERIES 200_-_, as Issuer

By:

[______________________], not in its

individual capacity but solely as Owner

Trustee

By:

___________________________

Name:
Title:

HSI ASSET SECURITIZATION

CORPORATION, as Depositor

By:

_________________________________

Name:

Title:

_________ _________, as Transferor By:

By:

_________________________________

Name:

Title:

_________ _________, as Master Servicer

By:

_________________________________

Name:

Title:

_________, not in its individual capacity but

solely as Indenture Trustee

By:

_________________________________

Name:

Title:

STATE OF

)

)

ss.:

COUNTY OF

)

BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of _______ 200_, personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said [______________________], not in its individual capacity but in its capacity as Owner Trustee of _________ MORTGAGE LOAN OWNER TRUST 200_-_ as Issuer, and that she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF [______________________], this the ____ day of ______, 200_.

Notary Public, State of ____________________

STATE OF

)

)

ss.:

COUNTY OF

)

BEFORE ME, the undersigned authority, a Notary Public, on this _____ day of _______ 200_, personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said HSI ASSET SECURITIZATION CORPORATION, as the Depositor, and that he/she executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF HSI ASSET SECURITIZATION CORPORATION, this the ____ day of ________, 200_.

Notary Public, State of ____________________

STATE OF

)

)

ss.:

COUNTY OF

)

BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______ 200_, personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _________ _________, as the Transferor, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF _________ _________, this the ____ day of _______ 200_.

Notary Public, State of

STATE OF

)

)

ss.:

COUNTY OF

)

BEFORE ME, the undersigned authority, a Notary Public, on this __ day of ______ 200_, personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _________ _________, as the Master Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF _________ _________, this the ____ day of _______ 200_.

Notary Public, State of

STATE OF

)

)

ss.:

COUNTY OF

)

BEFORE ME, the undersigned authority, a Notary Public, on this __ day of _______ 200_, personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _________, not in its individual capacity, but in its capacity as Indenture Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL, this the __ day of _______ 200_.

Notary Public, State of

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

Form of Servicer’s Monthly Remittance Report to Indenture Trustee

EXHIBIT C

Form of Loan Liquidation Report

EXHIBIT D

Form of Master Servicer Renewal Notice

[MASTER SERVICER]

Re:  _________ Mortgage Loan Asset Backed Notes, Series 200_-_  Dear Ladies and Gentlemen:

Reference is hereby made to the Sale and Servicing Agreement dated as of _______ 1, 200_ (the “Agreement”) among _________ Mortgage Loan Owner Trust 200_-_, as Issuer, HSI Asset Securitization Corporation, as Depositor, _________ _________, as Transferor, Master Servicer, and as Servicer, and _________, as Indenture Trustee.  [The Indenture Trustee has not received notification from _________________, as [the Securities Insurer], that instructs the Indenture Trustee not to renew the term of ______________ as the Master Servicer under the Agreement.]  Therefore, pursuant to Section 9.05 of the Agreement, the Indenture Trustee hereby notifies ________________________ that its term as Master Servicer has been extended for a successive three calendar month period beginning with the month of __________, _____.

___________________________________, as

Indenture Trustee

By:

Name:

Title:

cc:

[Securities Insurer]

HSI Asset Securitization Corporation
452 Fifth Avenue
New York, New York 10018
Attn:  Michele Pusey

_________ Mortgage Loan Owner Trust 200_-_
c/o [______________________]
[______________________]
Attn:  [______________________]

EXHIBIT E

[EXHIBIT F

FORM OF ADDITION NOTICE

Pursuant to Section 2.01(a) of the Sale and Servicing Agreement dated as of [          ], by and among ______ Mortgage Loan Owner Trust 200-_, as issuer (the “Issuer”), HSI Asset Securitization Corporation, as depositor (the “Depositor”), [          ], as master servicer, and [          ], as indenture trustee (the “Indenture Trustee”), the Depositor hereby provides notice to the Issuer, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Administrator, the Servicer and the Rating Agencies that the Subsequent Mortgage Loans identified on Schedule I attached hereto will be conveyed to the Trust, and the Indenture Trustee will purchase pursuant to Section 2.01(a) of the Sale and Servicing Agreement on [_______] (the “Transfer Date”) pursuant to a Transfer Supplement.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

[          ], as Depositor

By:

Name:

Title:

SCHEDULE I TO
ADDITION NOTICE]